Exhibit 10.2

Execution Version

PURCHASE AND SALE AGREEMENT

by and between

MALLARD FUNDING LLC,

as the Purchaser

and

APOLLO DEBT SOLUTIONS BDC,

as the Transferor

Dated as of January 7, 2022

i

SCHEDULES AND EXHIBITS

Schedule I – Sale Portfolio List

Exhibit A – Form of Loan Asset Assignment

Exhibit B – Form of Power of Attorney for Transferor

ii

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT, dated as of January 7, 2022, by and between APOLLO DEBT SOLUTIONS BDC, a Delaware statutory trust, as the seller (the “Transferor”), and MALLARD FUNDING LLC, a Delaware limited liability company, as the purchaser (the “Purchaser”).

W I T N E S S E T H:

WHEREAS, the Purchaser has agreed to Purchase (as hereinafter defined) from the Transferor from time to time, and the Transferor has agreed to Sell (as hereinafter defined) to the Purchaser from time to time, certain Loan Assets (as hereinafter defined) and Related Assets (as defined in the Loan and Servicing Agreement) related thereto on the terms set forth herein;

WHEREAS, it is contemplated that the Purchaser will grant a security interest in the Loan Assets and Related Assets Purchased hereunder, to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Loan and Servicing Agreement (as defined herein) and the related Transaction Documents; and

WHEREAS, the Transferor agrees that all representations, warranties, covenants and agreements made by the Transferor herein with respect to the Sale Portfolio shall also be for the benefit of any Secured Party (as defined in the Loan and Servicing Agreement).

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Purchaser and the Transferor, intending to be legally bound, hereby agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.1. General. Unless a contrary intention appears: (a) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined, (b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine or neuter forms, (c) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation,” (d) the word “will” shall be construed to have the same meaning and effect as the word “shall,” (e) the word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law of with which affected Persons customarily comply), and all judgments, orders and decrees, of all Governmental Authorities, (f) unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof (subject to any restrictions on such amendments, modifications, supplements, restatements or replacements set forth herein), (ii) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented, or otherwise modified (including by succession of comparable successor laws), (iii) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (iv) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (v) all references herein to Articles, Sections, Exhibits, Annexes and Schedules shall be construed to refer to Articles and Sections of, and Exhibits, Annexes and Schedules to, this Agreement and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (g) unless expressly stated otherwise, any decision to be made at the discretion of any Person shall be in its sole discretion (or in the case of the Purchaser, its assignee), (h) reference to any time means New York, New York time (unless expressly specified otherwise), (i) any reference to “close of business” means 5:00 p.m., New York, New York time and (j) any use of the term “knowledge” or “actual knowledge” in this Agreement shall mean actual knowledge after reasonable inquiry. Capitalized terms used herein but not defined herein shall have the respective meanings assigned to such terms in the Loan and Servicing Agreement; provided that if within such definition in the Loan and Servicing Agreement a further term is used which is defined herein, then such further term shall have the meaning given to such further term herein.

Section 1.2. Specific Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

“Agreement” means this Purchase and Sale Agreement, as the same may be amended, restated, waived, supplemented and/or otherwise modified from time to time hereafter.

“Early Termination” has the meaning specified in Section 8.1(a).

“Elevation” has the meaning specified in Section 2.5.

“Facility Financing Statements” has the meaning specified in Section 3.1(d).

“Indemnified Amounts” has the meaning specified in Section 9.1(a).

“Indemnified Party” has the meaning specified in Section 9.1(a).

“Initial Purchase Date” means the first Purchase Date with respect to any Loan Assets acquired by the Purchaser.

“Loan Asset” means (a) any commercial loan and (b) any Participation, in each case, listed on Schedule I hereto, as the same may be amended, restated, supplemented and/or otherwise modified from time to time (and including any commercial loans listed on Schedule I to any Loan Asset Assignment), and all accounts, payment intangibles, instruments and other property related to the foregoing.

“Loan Asset Assignment” means a Loan Asset assignment executed by the Transferor and the Purchaser, substantially in the form of Exhibit A attached hereto.

“Loan and Servicing Agreement” means that certain Loan and Servicing Agreement, dated as of January 7, 2022, by and among the Purchaser, as the Borrower, Apollo Debt Solutions BDC, as the Servicer and as the Transferor, each of the Lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as the Administrative Agent, and The Bank of New York Mellon Trust Company, National Association, as the Collateral Agent, the Account Bank and the Collateral Custodian, as the same may be amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof.

“Non-Consolidation/True Sale Opinion” has the meaning specified in Section 4.1(hh).

“Participation” has the meaning specified in Section 2.5.

“Purchase” means a purchase by the Purchaser of an Eligible Loan Asset and the Related Assets from the Transferor pursuant to ARTICLE II.

“Purchase Date” has the meaning specified in Section 2.1(b).

“Purchase Price” has the meaning specified in Section 2.2.

“Purchaser” has the meaning specified in the Preamble.

“Replaced Loan Asset” has the meaning specified in Section 6.2(b)(i).

“Repurchase Price” means, with respect to a Loan Asset to be repurchased pursuant to ARTICLE VI hereof, the product of (i) the Purchase Price (as defined in the Loan and Servicing Agreement and calculated without giving effect to the proviso in the definition thereof) of such Loan Asset, multiplied by (ii) the Outstanding Balance.

“Sale” and “Sell” have the meanings specified in Section 2.1(a), and the term “Sold” shall have the corresponding meaning.

“Sale Portfolio” means all right, title, and interest (whether now owned or hereafter acquired or arising, and wherever located) of the Transferor in the property identified below in clauses (a) through (c) and all accounts, cash and currency, chattel paper, tangible chattel paper, electronic chattel paper, copyrights, copyright licenses, equipment, fixtures, contract rights, general intangibles (including payment intangibles), instruments, certificates of deposit, certificated securities, uncertificated securities, financial assets, securities entitlements, commercial tort claims, deposit accounts, inventory, investment property, letter-of-credit rights, software, supporting obligations, accessions, or other property consisting of, arising out of, or related to any of the following (in each case excluding the Retained Interest and the Excluded Amounts):

(a) the Loan Assets, and all monies due or to become due in payment under such Loan Assets on and after the related Cut-Off Date, including, but not limited to, all Available Collections;

(b) the Related Assets with respect to the Loan Assets referred to in clause (a); and

(c) all income and Proceeds of the foregoing.

“Schedule I” means the schedule of all Sale Portfolio that is Sold by the Transferor to the Purchaser on a Purchase Date, as supplemented on any subsequent Purchase Date by the “Schedule I” attached to the applicable Loan Asset Assignment, and incorporated herein by reference, as such schedule may be amended, restated, supplemented and/or otherwise modified from time to time pursuant to the terms hereof, which schedule shall, together with all amendments, restatements, supplements and modifications thereto, be included in and made part of the Loan Asset Schedule attached to the Loan and Servicing Agreement.

“SEC” has the meaning specified in Section 5.2(l).

“Substitute Eligible Loan Asset” has the meaning specified in Section 6.2(a).

“Substitution” has the meaning specified in Section 6.2(a).

“Transferor Purchase Event” means with respect to any Loan Asset, the occurrence of a breach of the Transferor’s representations and warranties under Section 4.2 on the Purchase Date for such Loan Asset.

“Transferor Termination Event” has the meaning specified in Section 8.1(a).

Section 1.3. Other Terms. All accounting terms used but not specifically defined herein shall be construed in accordance with GAAP, as in effect from time to time. All terms used in Article 9 of the New York UCC, and used but not specifically defined herein, are used herein as defined in such Article 9.

Section 1.4. Certain References. All references to the Outstanding Balance of a Loan Asset as of a Purchase Date shall refer to the close of business on such day.

ARTICLE II.

SALE AND PURCHASE OF THE ELIGIBLE LOAN ASSETS

Section 2.1. Sale and Purchase of the Eligible Loan Assets. On or after the Closing Date:

(a) Subject to the terms and conditions of this Agreement (including the conditions to Purchase set forth in ARTICLE III), the Transferor hereby agrees to (i) sell, transfer and otherwise convey (collectively, “Sell” and any such sale, transfer and/or other conveyance, a “Sale”), from time to time, to the Purchaser, without recourse (except to the extent specifically provided herein), and the Purchaser hereby agrees to purchase, all right, title and interest of the Transferor (whether now owned or hereafter acquired or arising, and wherever located) in and to certain Sale Portfolio designated by the Transferor and (ii) transfer, or cause the deposit into, the Collection Account of all Available Collections received by the Transferor on account of any Sale Portfolio hereunder on and after the Purchase Date with respect to such Sale Portfolio, in each case, within two (2) Business Days after the receipt thereof. The Transferor hereby acknowledges that each Sale to the Purchaser hereunder is absolute and irrevocable, without reservation or retention of any interest whatsoever by the Transferor.

(b) The Transferor shall on any Business Day prior to a Transferor Termination Event (each a “Purchase Date”) execute and deliver to the Purchaser a proposed Loan Asset Assignment identifying the Sale Portfolio to be Sold by the Transferor to the Purchaser on such Purchase Date. From and after such Purchase Date, the Sale Portfolio listed on Schedule I to the related Loan Asset Assignment shall be deemed to be listed on Schedule I hereto and constitute part of the Sale Portfolio hereunder.

(c) [Reserved].

(d) On and after each Purchase Date hereunder and upon payment of the Purchase Price therefor, the Purchaser shall own the Sale Portfolio Sold by the Transferor to the Purchaser on such Purchase Date, and the Transferor shall not take any action inconsistent with such ownership and shall not claim any ownership interest in such Sale Portfolio.

(e) Except as specifically provided in this Agreement, the Sale and Purchase of the Sale Portfolio under this Agreement shall be without recourse to the Transferor; it being understood that the Transferor shall be liable to the Purchaser for all representations, warranties, covenants and indemnities made by the Transferor pursuant to the terms of this Agreement, all of which obligations are limited so as not to constitute recourse to the Transferor for the credit risk of the Obligors.

(f) The Purchaser and any assignee of the Purchaser shall have the funding obligations (but, with respect to any Participation, such obligations shall not transfer until the date of Elevation for such Participation) to Obligors pursuant to the terms of the applicable Underlying Instrument for Delayed Draw Loan Assets or Revolving Loans and any other obligation or liability to Obligors and to any other third parties required of the Purchaser or such assignee as lender of record. The Purchaser and any assignee of the Purchaser shall not have any obligation or liability to any Obligor or client of the Transferor (including any obligation to perform any obligation of the Transferor, including with respect to any other related agreements) in respect of the Sale Portfolio other than those obligations and liabilities set forth in the preceding sentence. No Secured Party shall have any obligation or liability pursuant to the terms of the applicable Underlying Instrument, no such obligation or liability is intended to be assumed by the Secured Parties and any such assumption is expressly disclaimed. Without limiting the generality of the foregoing, the Sale of the Sale Portfolio by the Transferor to the Purchaser pursuant to this Agreement does not constitute and is not intended to result in a creation or assumption by the Purchaser or the Secured Parties of any obligation of the Transferor, as lead agent, collateral agent or paying agent under any Loan Asset.

(g) In connection with each Purchase of Sale Portfolio hereunder, the Transferor shall cause to be delivered to the Collateral Custodian (with a copy to the Administrative Agent), no later than 2:00 p.m. one (1) Business Day prior to the related Purchase Date, an emailed copy of the duly executed original promissory notes of the Loan Assets (and, in the case of any Noteless Loan, a fully executed assignment agreement); provided that, notwithstanding the foregoing, the Purchaser and the Transferor shall cause the Loan Asset Checklist and the Required Loan Documents to be in the possession of the Collateral Custodian not later than the related Purchase Date.

(h) In accordance with the Loan and Servicing Agreement, certain documents relating to the Sale Portfolio shall be delivered to and held in trust by the Collateral Custodian for the benefit of the Purchaser and its assignees, and the Purchaser hereby instructs the Transferor to cause such documents to be delivered to the Collateral Custodian. Such delivery to the Collateral Custodian of such documents and the possession thereof by the Collateral Custodian is at the will of the Purchaser and its assignees and in a custodial capacity for their benefit only.

(i) The Transferor shall provide all information, and any other reasonable assistance, to the Collateral Custodian and the Collateral Agent necessary for the Collateral Custodian and the Collateral Agent, as applicable, to conduct the management, administration and collection of the Sale Portfolio Purchased hereunder in accordance with the terms of the Loan and Servicing Agreement.

(j) In connection with each Purchase of Sale Portfolio hereunder, the Transferor hereby grants to the Purchaser (and after an Event of Default has occurred and is continuing, to assignees of the Purchaser, the Administrative Agent, the Lender, the Collateral Agent and the Collateral Custodian) an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all software used by the Transferor to account for the Sale Portfolio, to the extent necessary to administer the Sale Portfolio, whether such software is owned by the Transferor or is owned by others and used by the Transferor under license agreements with respect thereto; provided that, should the consent of any licensor of such software be required for the grant of the license described herein to be effective or for the Purchaser to assign such licenses to the Transferor or any successor, the Transferor hereby agrees that upon the request of the Purchaser (or after an Event of Default has occurred and is continuing, upon the request of assignees of the Purchaser, the Administrative Agent, the Lender, the Collateral Custodian or the Collateral Agent), the Transferor shall use commercially reasonable efforts to obtain the consent of such third-party licensor. The license granted hereby shall be irrevocable until the Collection Date and shall terminate on the date this Agreement terminates in accordance with its terms. The Transferor shall use its commercially reasonable efforts to ensure that the Purchaser (and, after an Event of Default has occurred and is continuing, assignees of the Purchaser, the Administrative Agent, the Lender, the Collateral Agent and the Collateral Custodian) and the Transferor (or any successor) has an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for the Sale Portfolio and/or to recreate the related Loan Files.

(k) In connection with the Purchase by the Purchaser of Sale Portfolio as contemplated by this Agreement, the Transferor further agrees that it shall, at its own expense, indicate clearly and unambiguously in its computer files on or prior to each Purchase Date, and its financial statements, that such Sale Portfolio has been purchased by the Purchaser in accordance with this Agreement.

(l) The Transferor further agrees to deliver to the Purchaser on or before each Purchase Date a computer file containing a true, complete and correct list of all Loan Assets to be Sold hereunder on such Purchase Date, identified by Obligor’s name and Outstanding Balance as of the related Cut-Off Date. Such file or list shall be marked as Schedule I to the applicable Loan Asset Assignment and shall be delivered to the Purchaser as confidential and proprietary, and is hereby incorporated into and made a part of Schedule I to this Agreement, as such Schedule I may be amended, restated, supplemented and otherwise modified from time to time.

(m) The Transferor shall, at all times, continue to fulfill its obligations under, and in strict conformance with, the terms of all Underlying Instruments (other than with respect to funding obligations to Obligors pursuant to the terms of the applicable Underlying Instrument for Delayed Draw Loan Assets or Revolving Loans and any other obligations to Obligors or other third parties pursuant to the terms of the applicable Underlying Instrument required of the Purchaser as lender of record under such Underlying Instrument) related to any Sale Portfolio purchased hereunder, including without limitation any obligations pertaining to any Retained Interest.

(n) The Transferor and the Purchaser each acknowledge with respect to itself that the representations and warranties of the Transferor in Section 4.1 and Section 4.2 hereof and of the Purchaser in Section 4.3 hereof, and the covenants and agreements of the Transferor herein, including without limitation, in ARTICLE V and ARTICLE VI hereof, will run to and be for the benefit of the Purchaser and, during the continuance of an Event of Default, the Collateral Agent (on behalf of the Secured Parties) and the Purchaser and, during the continuance of an Event of Default, the Collateral Agent (on behalf of the Secured Parties) may enforce directly (without joinder of the Purchaser when enforcing against the Transferor) the obligations of the Transferor or the Purchaser, as applicable, with respect to breaches of such representations, warranties, covenants and all other obligations, as set forth in this Agreement.

Section 2.2. Purchase Price.

The purchase price for each item of Sale Portfolio Sold to the Purchaser hereunder (the “Purchase Price”) shall be in a dollar amount equal to the fair market value of such Loan Asset. The amount, if any, by which the Purchase Price exceeds the fair market value of such Loan Asset shall constitute a capital contribution by the Transferor to the Purchaser.

Section 2.3. Payment of Purchase Price.

(a) The Purchase Price for any Sale Portfolio Sold by the Transferor to the Purchaser on any Purchase Date shall be paid in a combination of: (i) immediately available funds; and (ii) if the Purchaser does not have sufficient funds to pay the full amount of the Purchase Price (after taking into account the Advances the Purchaser expects to receive pursuant to the Loan and Servicing Agreement), by means of a capital contribution by the Transferor to the Purchaser.

(b) The portion of such Purchase Price to be paid in immediately available funds shall be paid by wire transfer on the applicable Purchase Date to an account designated by the Transferor on or before such Purchase Date or by means of proper accounting entries being entered upon the accounts and records of the Transferor and the Purchaser on the applicable Purchase Date.

(c) In connection with each delivery of a Loan Asset Assignment, the Transferor hereunder shall be deemed to have certified, with respect to the Sale Portfolio to be Sold by it on such day, that its representations and warranties contained in Section 4.1 and Section 4.2 are true, complete and correct in all material respects or, if qualified as to materiality or Material Adverse Effect, in all respects, on and as of such day, with the same effect as though made on and as of such day (other than any representation or warranty that is made as of a specific date), that no Event of Default has occurred or would result therefrom and no Unmatured Event of Default exists or would result therefrom; provided that a Borrowing Base Deficiency (and any Unmatured Event of Default or Event of Default arising therefrom) shall not impair the right of the Transferor to effect an otherwise permitted transfer, in accordance with Section 2.06 of the Loan and Servicing Agreement, to facilitate a cure of such Borrowing Base Deficiency (and any Unmatured Event of Default or Event of Default arising therefrom), so long as immediately after giving effect to such transfer and any other sale or transfer or other actions taken to cure such Borrowing Base Deficiency in accordance with Section 2.06 of the Loan and Servicing Agreement substantially contemporaneous therewith, such Borrowing Base Deficiency shall be cured.

(d) Upon the payment of the Purchase Price for any Purchase (or, in the case of each Loan Asset conveyed via a Participation, the date of Elevation), title to the Sale Portfolio included in such Purchase shall vest in the Purchaser, whether or not the conditions precedent to such Purchase and the other covenants and agreements contained herein were in fact satisfied; provided that the Purchaser shall not be deemed to have waived any claim it may have under this Agreement for the failure by the Transferor in fact to satisfy any such condition precedent, covenant or agreement.

(e) The Purchase Price paid hereunder shall be deemed to be payment of the purchase price for the Participations pursuant to the Master Participation Agreement.

Section 2.4. Nature of the Sales.

(a) It is the express intent of the parties hereto that the Sale of the Sale Portfolio by the Transferor to the Purchaser hereunder be, and be treated for all purposes (other than tax and accounting purposes) as an absolute and true sale by the Transferor (free and clear of any Lien, security interest, charge or encumbrance other than Permitted Liens) of such Sale Portfolio. It is, further, not the intention of the parties that such Sale be deemed a pledge of the Sale Portfolio by the Transferor to the Purchaser to secure a debt or other obligation of the Transferor. However, in the event that, notwithstanding the intent of the parties, the Sale Portfolio is held to continue to be property of the Transferor, then the parties hereto agree that: (i) this Agreement shall also be deemed to be, and hereby is, a “security agreement” within the meaning of Article 9 of the UCC; (ii) the transfer of the Sale Portfolio provided for in this Agreement shall be deemed to be a grant by the Transferor to the Purchaser of a first priority security interest (subject only to Permitted Liens) in all of the Transferor’s right, title and interest in and to the Sale Portfolio and all amounts payable to the holders of the Sale Portfolio in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts from time to time held or invested in the Controlled Accounts, whether in the form of cash, instruments, securities or other property, to secure the prompt and complete payment of a loan deemed to have been made in an amount equal to the aggregate Purchase Price of the Sale Portfolio together with all of the other obligations of the Transferor hereunder; (iii) the possession by the Purchaser or the Collateral Agent (or the Collateral Custodian on behalf of the Collateral Agent, for the benefit of the Secured Parties) of

Sale Portfolio and such other items of property that constitute instruments, money, negotiable documents or chattel paper shall be, subject to clause (iv), for purposes of perfecting the security interest pursuant to the UCC; and (iv) acknowledgements from Persons holding such property shall be deemed acknowledgements from custodians, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under Applicable Law. The parties further agree in such event that any assignment of the interest of the Purchaser pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created pursuant to the terms of this Agreement. The Purchaser shall, to the extent consistent with this Agreement and the other Transaction Documents, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Sale Portfolio, such security interest would be deemed to be a perfected security interest of first priority (subject only to Permitted Liens) under Applicable Law and will be maintained as such throughout the term of this Agreement. The Purchaser shall have, in addition to the rights and remedies which it may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other Applicable Law, which rights and remedies shall be cumulative.

(b) It is the intention of each of the parties hereto that the Sale Portfolio Sold by the Transferor to the Purchaser pursuant to this Agreement shall constitute assets owned by the Purchaser and shall not be part of the Transferor’s estate in the event of the filing of a bankruptcy petition by or against the Transferor under any bankruptcy or similar law.

(c) The Purchaser agrees to treat, and shall cause the Transferor to treat, for all purposes, the transactions effected by this Agreement as sales of assets to the Purchaser. The Transferor agrees to reflect in the Transferor’s financial records and to include a note in any annual and quarterly financial statements indicating that: assets that have been sold hereunder are owned by the Purchaser and that while the Purchaser is consolidated in the Transferor’s financial statements, the creditors of the Purchaser have received security interests in such assets and such assets are not, and are not intended to be, available to the creditors of the Transferor (or any other creditor of any affiliate of the Transferor).

(d) The Transferor and the Purchaser acknowledge and agree that, solely for administrative convenience, any transfer document or assignment agreement (or, in the case of any underlying promissory note, any chain of endorsement) required to be executed and delivered in connection with the transfer of a Loan Asset in accordance with the terms of any Underlying Instruments may reflect that the Transferor (or any affiliate thereof or any third party from whom the Transferor may determine to acquire a Loan Asset and designate the Purchaser as the purchaser thereof) is assigning such Loan Asset directly to the Purchaser. Nothing in such assignment agreements shall be deemed to impair the transfers of the Loan Assets by the Transferor to the Purchaser in accordance with the terms of this Agreement. Any such Loan Asset so assigned for administrative convenience shall be deemed sold and transferred by the related seller to the Transferor and, pursuant to this Agreement, shall be deemed sold and transferred by the Transferor to the Purchaser.

Section 2.5. Participations.

(a) With respect to Participations (as hereinafter defined), pursuant to the Master Participation Agreement, the Transferor will irrevocably sell, transfer and grant to the Purchaser, and the Purchaser will acquire, an undivided 100% participation in such Loan Asset and its related right, title and interest (each, a “Participation”) in each of the Loan Assets until the settlement of the sale of each such Loan Asset is effected. Each such Participation with respect to a Loan Asset set forth in Schedule 1 is included in the Sale Portfolio and is assigned, transferred and sold or contributed to the Purchaser pursuant to this Agreement. The Participations shall include all claims, causes of action and any other right of the Transferor (in its capacity as a lender under any credit documentation executed and delivered in connection with a Loan Asset), whether known or unknown, against any obligor or any of its affiliates, agents, representatives, contractors, advisors or other Person arising under or in connection with such documentation or that is in any way based on or related to any of the foregoing or the loan transactions governed thereby, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold pursuant to this Agreement. Such sale of the Participations shall constitute an absolute sale of each such Participation. Each of the Participations shall have the following characteristics: (i) the Participation represents an undivided participating interest in 100% of the underlying Loan Asset and its proceeds (including Available Collections, accrued and unpaid interest and any payment or other periodic distribution); (ii) the Transferor does not provide any guaranty of payments to the holder of the Participation or other form of recourse (except as otherwise expressly provided in the representations and warranties set forth in ARTICLE IV) or credit support; and (iii) the Participation represents a pass-through of all of the payments made on the Loan Asset (including Available Collections) and will last for the same length of time as such Loan Asset except that each Participation will terminate automatically upon the settlement of the assignment of the underlying right, title and interest.

(b) Each party hereto shall use commercially reasonable efforts to, as soon as reasonably practicable and in all events within sixty (60) calendar days of the Closing Date (or such later date as agreed to by the Administrative Agent in its sole discretion), cause the Purchaser, as assignee of the Transferor, to become a lender under the Underlying Instrument with respect to the interest of the Transferor in each transferred Loan Asset and take such action as shall be mutually agreeable in connection therewith and in accordance with the terms and conditions of the Underlying Instrument and consistent with the terms of this Agreement (such event, an “Elevation”); provided that the Participations that are not elevated within the time periods set forth above will cease to be “Eligible Assets” until Elevation thereof but such failure shall not be considered to be a breach of this Agreement or any other Transaction Document. The Purchaser shall pay any elevation fees, transfer fees and other expenses payable in connection with an Elevation and any expenses of administration for each Loan Asset prior to its Elevation.

(c) Until an Elevation has been effected with respect to each Participation, the Transferor shall, and under the Master Participation Agreement, has agreed that it shall, (i) maintain its existence and remain solvent and (ii) maintain the necessary service providers and have sufficient funds to pay for the expenses related to elevating each of the Participations and to continuing its existence.

(d) The Transferor agrees that, until the Elevation of each Participation has been completed, it shall exercise the same duty of care in the administration and enforcement of the Participation that it would exercise if it held the Loan Assets solely for its own account, but in any event, no less than a commercially reasonable standard of care.

(e) Pending completion of the assignment of the interest of the Transferor in each transferred Loan Asset in accordance with the applicable Underlying Instruments, the Transferor shall (and pursuant to the Master Participation Agreement, has agreed that it shall) comply with any written instructions provided to the Transferor by or on behalf of the Purchaser with respect to voting rights to be exercised by holders of such transferred Loan Assets, other than with respect to any voting rights that are not permitted to be participated pursuant to the terms of the applicable Underlying Instrument (and such restrictions, requirements or prohibitions are hereby incorporated by reference as if set forth herein).

ARTICLE III.

CONDITIONS OF SALE AND PURCHASE

Section 3.1. Conditions Precedent to Effectiveness. This Agreement shall be effective upon the satisfaction of the conditions precedent that the Purchaser shall have received on or before the Closing Date, in form and substance satisfactory to the Purchaser, all of the following:

(a) a copy of this Agreement duly executed by each of the parties hereto;

(b) a certificate of the Secretary or Assistant Secretary of the Transferor, dated the Closing Date, certifying (i) the names and true signatures of the incumbent officers of the Transferor authorized to sign on behalf of the Transferor this Agreement, the Loan Asset Assignments and all other documents to be executed by the Transferor hereunder or in connection herewith (on which certificate the Purchaser and its assignees may conclusively rely until such time as the Purchaser and such assignees shall receive from the Transferor, a revised certificate meeting the requirements of this Section 3.1(b)), (ii) that the copy of the Transferor’s certificate of trust attached to such certificate is a complete and correct copy and that such certificate of trust has not been amended, modified or supplemented and is in full force and effect, (iii) that the copy of the Transferor’s declaration of trust attached to such certificate is a complete and correct copy, and that such declaration of trust has not been amended, modified or supplemented and is in full force and effect, and (iv) that the copy of the resolutions of the Transferor’s board of trustees attached to such certificate, approving and authorizing the execution, delivery and performance by the Transferor of this Agreement, the Loan Asset Assignments and all other documents to be executed by the Transferor hereunder or in connection herewith, is a complete and correct copy and such resolutions have not been amended, modified or supplemented and are in full force and effect;

(c) a good standing certificate, dated as of a recent date for the Transferor, issued by the Secretary of State of the State of Delaware;

(d) financing statements (the “Facility Financing Statements”) describing the Sale Portfolio, and (i) naming the Transferor as the “debtor/transferor”, the Purchaser as “secured party/buyer” and the Collateral Agent, on behalf of the Secured Parties, as “secured party/total assignee” and (ii) other similar instruments or documents, as may be necessary or, in the opinion of the Administrative Agent, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Purchaser’s interest and the Collateral Agent’s, on behalf of the Secured Parties, interests, respectively, in all Sale Portfolio;

(e) financing statements, if any, necessary to release all security interests and other rights of any Person in the Sale Portfolio previously granted by the Transferor;

(f) copies of tax and judgment lien searches in all jurisdictions reasonably requested by the Purchaser or its assignees and requests for information (or a similar UCC search report certified by a party acceptable to the Purchaser and its assigns), dated a date reasonably near to the Closing Date, and with respect to such requests for information or UCC searches, listing all effective financing statements which name the Transferor (under its present name and any previous name) as debtor and which are filed in the jurisdiction of Delaware, together with copies of such financing statements (none of which shall cover any Sale Portfolio);

(g) all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Purchaser and the Administrative Agent, and the Purchaser and the Administrative Agent shall have received from the Transferor copies of all documents (including, without limitation, records of corporate proceedings, approvals and opinions) relevant to the transactions herein contemplated as the Purchaser and the Administrative Agent may have reasonably requested;

(h) any necessary third party consents and approvals to the closing of the transactions contemplated hereby, in form and substance satisfactory to the Purchaser;

(i) all fees then required to be paid in accordance with the provisions of the Transaction Documents shall have been paid on the Closing Date; and

(j) the Non-Consolidation/True Sale Opinion and one or more favorable Opinions of Counsel of counsel to the Transferor with respect to the perfection and enforceability of the security interest hereunder and such other matters as the Purchaser or any assignee thereof may reasonably request.

Section 3.2. Conditions Precedent to All Purchases. Each Purchase to take place on a Purchase Date on or after the Closing Date hereunder shall be subject to the further conditions precedent that:

(a) The following statements shall be true:

(i) The representations and warranties of the Transferor contained in Section 4.1 and Section 4.2 shall be true, complete and correct in all material respects (or, in the case of any representation and warranty that is already qualified by materiality or Material Adverse Effect, in all respects) on and as of such Purchase Date, before and after giving effect to the Purchase to take place on such Purchase Date and to the application of proceeds therefrom, as though made on and as of such date (other than any representation and warranty that is made as of a specific date);

(ii) The Transferor is in compliance with each of its covenants and other agreements set forth herein, in each case, in all material respects (or, if already qualified as to materiality or Material Adverse Effect, in all respects);

(iii) No Transferor Termination Event (or event which, with the passage of time or the giving of notice, or both would constitute a Transferor Termination Event) shall have occurred or would result from such Purchase;

(iv) The Facility Maturity Date has not yet occurred;

(v) No Applicable Law shall prohibit, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the making of any such Purchase by the Purchaser in accordance with the provisions hereof; and

(vi) No Liens exist in respect of Taxes (other than Permitted Liens) which are prior to the Lien of the Collateral Agent on the Eligible Loan Assets to be transferred to the Purchaser on such Purchase Date.

(b) The Purchaser shall have received a duly executed and completed Loan Asset Assignment along with a Schedule I that is true, complete and correct as of the related Cut-Off Date.

(c) The Transferor shall have delivered to the Collateral Custodian on behalf of the Purchaser and any assignee thereof each item required to be contained in the Required Loan Documents and the Loan Asset Checklist of any of the Loan Assets or Related Assets related thereto being acquired by the Purchaser not later than the related Purchase Date.

(d) The Transferor shall have taken all steps necessary under all Applicable Law in order to Sell to the Purchaser the Sale Portfolio being Purchased on such Purchase Date and, upon the Sale of such Sale Portfolio from the Transferor to the Purchaser pursuant to the terms hereof (or, in the case of each Loan Asset conveyed via a Participation, the date of Elevation), the Purchaser will have acquired good and marketable title to and a valid and perfected ownership interest in such Sale Portfolio, as lender of record of each Loan Asset included in such Sale Portfolio, free and clear of any Lien, security interest, charge or encumbrance (other than Permitted Liens). The Transferor shall have caused to be made, taken or performed all filings (including without limitation UCC filings) required to be made by any Person and all actions required to be taken or performed by any Person in any jurisdiction to give the Collateral Agent, for the benefit of the Secured Parties, a first priority perfected security interest in such Eligible Loan Assets and the Related Assets related thereto (subject only to Permitted Liens).

(e) The Transferor shall have received a copy of an Approval Notice executed by the Administrative Agent evidencing the approval of the Administrative Agent, in its sole and absolute discretion of the Sale to the Purchaser of the Eligible Loan Assets identified on (i) Schedule I to the applicable Loan Asset Assignment on the applicable Purchase Date and (ii) in the case of each Loan Asset conveyed via a Participation, on Schedule I hereto as of the Closing Date.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

Section 4.1. Representations and Warranties of the Transferor. The Transferor makes the following representations and warranties, on which the Purchaser relies in acquiring the Sale Portfolio Purchased hereunder and each of the Secured Parties relies upon in entering into the Loan and Servicing Agreement. As of each Purchase Date (unless a specific date is specified below):

(a) Organization and Good Standing. The Transferor has been duly organized and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, with all requisite statutory trust power and authority necessary to own or lease its properties and to conduct its business as such business is presently conducted and to enter into and perform its obligations pursuant to this Agreement, and had at all relevant times, and now has, all necessary power, authority and legal right to acquire and own the Sale Portfolio and to Sell such Sale Portfolio to the Purchaser hereunder.

(b) Due Qualification. The Transferor is duly qualified to do business as a statutory trust, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property and/or the conduct of its business requires such qualification, licenses or approvals, except as would not reasonably be expected to have a Material Adverse Effect.

(c) Power and Authority; Due Authorization; Execution and Delivery. The Transferor (i) has all necessary power, authority and legal right to (A) execute and deliver this Agreement, each Loan Asset Assignment and the other Transaction Documents to which it is a party and (B) carry out the terms of this Agreement, each Loan Asset Assignment and the other Transaction Documents to which it is a party, and (ii) has duly authorized by all necessary statutory trust action the execution, delivery and performance of this Agreement, each Loan Asset Assignment and the other Transaction Documents to which it is a party and the sale and assignment of an ownership interest in the Sale Portfolio on the terms and conditions herein provided. This Agreement, each Loan Asset Assignment and each other Transaction Document to which the Transferor is a party have been duly executed and delivered by the Transferor.

(d) Valid Conveyance; Binding Obligations. This Agreement, each Loan Asset Assignment and the Transaction Documents to which the Transferor is party have been and, in the case of each Loan Asset Assignment delivered after the Closing Date, will be, duly executed and delivered by the Transferor, and this Agreement, together with the applicable Loan Asset Assignment in each case, shall effect valid Sales of Sale Portfolio, enforceable against the Transferor and creditors of and purchasers from the Transferor, and this Agreement, each Loan Asset Assignment and such Transaction Documents shall constitute the legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its respective terms, except as enforceability may be limited by Bankruptcy Laws and general principles of equity (whether considered in a suit at law or in equity).

(e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which the Transferor is a party and the fulfillment of the terms hereof and thereof will not in any material respect (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Transferor’s Constituent Documents or any contractual obligation of the Transferor, (ii) result in the creation or imposition of any Lien upon any of the Transferor’s properties pursuant to the terms of any contractual obligation, other than this Agreement, the other Transaction Documents to which it is a party and Permitted Liens, or (iii) violate any Applicable Law.

(f) No Proceedings. There is no litigation, proceeding or investigation pending or, to the knowledge of the Transferor, threatened against the Transferor, before any Governmental Authority (i) asserting the invalidity of this Agreement, any Loan Asset Assignment or any other Transaction Document to which the Transferor is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, any Loan Asset Assignment or any other Transaction Document to which the Transferor is a part or (iii) seeking any determination or ruling that could reasonably be expected to have a Material Adverse Effect.

(g) All Consents Required. All approvals, authorizations, consents, orders, licenses or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Transferor of this Agreement and any other Transaction Document to which the Transferor is a party, including, without limitation, for the transfer of the Collateral to the Purchaser, have been obtained, other than such as have been met or obtained and are in full force and effect except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

(h) State of Organization, Etc. Except as permitted hereunder, the Transferor’s legal name is as set forth in this Agreement. Except as permitted hereunder, the Transferor has not changed its name since its formation; does not have tradenames, fictitious names, assumed names or “doing business as” names. The chief executive office of the Transferor (and the location of the Transferor’s Records regarding the Sale Portfolio (other than those delivered to the Collateral Custodian)) is at the address of the Transferor set forth in Section 10.4 (or at such other address as shall be designated by such party in a written notice to the other parties hereto). The Transferor’s only jurisdiction of formation is Delaware, and, except as permitted hereunder, the Transferor has not changed its jurisdiction of incorporation.

(i) Solvency. The Transferor is not the subject of any Bankruptcy Proceedings or Bankruptcy Event. The transactions under this Agreement and any other Transaction Document to which the Transferor is a party do not and will not render the Transferor not Solvent.

(j) Selection Procedures; Origination of Loan Assets. In selecting the Loan Assets to be transferred to the Purchaser pursuant to the terms of this Agreement, no selection procedures were employed which are intended to be adverse to the interests of the Purchaser (or any of its assignees, including any Secured Party). Such Loan Assets originated by the Transferor were originated in all material respects pursuant to and in accordance with the Transferor’s policies and procedures.

(k) Compliance with Applicable Law. The Transferor has complied in all material respects with all Applicable Law to which it may be subject, is not in violation of any order of any Governmental Authority or other board or tribunal, and no item of Sale Portfolio contravenes any Applicable Law, in each case, in any material respect.

(l) Taxes. The Transferor has filed or caused to be filed on a timely basis all income and other material tax returns that are required to be filed by it (subject to any extensions to file properly obtained by the same) and is not liable for Taxes payable by any other Person. The Transferor has paid or made adequate provisions for the payment of all Taxes and all assessments made against it or any of its property (other than any amount of tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Transferor), and no Tax lien (other than a Permitted Lien) has been filed and no claim is being asserted, with respect to any such Tax, assessment or other charge. Any Taxes due and payable by the Transferor in connection with the execution and delivery of this Agreement and the other Transaction Documents and the transactions contemplated hereby or thereby have been paid or shall have been paid if and when due.

(m) Exchange Act Compliance; Regulations T, U and X. None of the transactions contemplated herein or in the other Transaction Documents (including the use of the Proceeds from the sale of Collateral) will violate or result in a violation of Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including, Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II.

(n) Loan Asset Assignments. Each Loan Asset Assignment is true, complete and correct.

(o) No Liens, Etc. The Sale Portfolio to be acquired by Purchaser hereunder is owned by the Transferor free and clear of any Lien, security interest, charge or encumbrance (subject only to Permitted Liens), and the Transferor has the full right, corporate power and lawful authority to Sell the same and interests therein and, upon the Sale thereof hereunder (or, in the case of each Loan Asset conveyed via a Participation, on the date of Elevation), the Purchaser will have acquired good and marketable title to and a valid and perfected ownership interest in such Sale Portfolio, free and clear of any Lien, security interest, charge or encumbrance (subject only to Permitted Liens). No effective UCC financing statement reflecting the Transferor or the Transferor’s predecessor in interest, as a “Debtor”, or other instrument similar in effect covering all or any part of any Sale Portfolio Purchased hereunder is on file in any recording office, except such as may have been filed in favor of the Collateral Agent as “Secured Party” or “Assignee”, in each case, for the benefit of the Secured Parties pursuant to the Loan and Servicing Agreement and any financing statements that have been terminated and/or fully and validly assigned to the Collateral Agent on or before the related Purchase Date.

(p) Information True and Correct. All information heretofore furnished by or on behalf of the Transferor in writing to the Purchaser or any assignee thereof in connection with this Agreement or any transaction contemplated hereby is true, complete and correct in all material respects as of the date provided; provided that, solely with respect to written or electronic factual information which was provided from an Obligor with respect to a Loan Asset, such information need only be accurate, true and correct to the knowledge of the Transferor.

(q) Investment Company Act. The Transferor is not required to register as an “Investment Company” under the provisions of the 1940 Act.

(r) Intent of the Transferor. The Transferor has not sold, contributed, transferred, assigned or otherwise conveyed any interest in any Sale Portfolio to the Purchaser with any intent to hinder, delay or defraud any of the Transferor’s creditors.

(s) Value Given. The Transferor has received fair consideration and reasonably equivalent value from the Purchaser in exchange for the Sale of the Loan Assets (or any number of them) to the Purchaser pursuant to this Agreement. No such transfer has been made for or on account of an antecedent debt owed by the Purchaser to the Transferor and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.

(t) Accounting. The Transferor will not account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby in any manner other than as a sale of the Sale Portfolio by the Transferor to the Purchaser.

(u) Broker-Dealers. The Transferor is not a broker/dealer or subject to the Securities Investor Protection Act of 1970, as amended.

(v) Special Purpose Entity. The Purchaser is an entity with assets and liabilities separate and distinct from those of the Transferor and any Affiliates thereof, and the Transferor hereby acknowledges that the Administrative Agent, the Lender, the Collateral Agent, the Collateral Custodian and the other Secured Parties are entering into the transactions contemplated by the Loan and Servicing Agreement in reliance upon the Purchaser’s identity as a legal entity that is separate from the Transferor and from each other Affiliate of the Transferor. Therefore, from and after the date of execution and delivery of this Agreement, the Transferor shall take all steps, including, without limitation, all steps that the Administrative Agent, the Lender and the Collateral Agent may from time to time reasonably request, to maintain the Purchaser’s identity as a separate legal entity and to make it manifest to third parties that the Purchaser is an entity with assets and liabilities distinct from those of the Transferor and each other Affiliate thereof and not just a division of the Transferor or any such other Affiliate. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, the Transferor shall take all steps to ensure that the Purchaser has not and will not take, refrain from taking, or fail to take (as applicable) any action described in Section 4 of the Borrower LLC Agreement and Sections 5.01(a), 5.01(b), 5.02(a) and 5.02(b) of the Loan and Servicing Agreement.

(w) Purchase and Sale Agreement. This Agreement, the Master Participation Agreement and the Loan Asset Assignments (including any assignment or novation instruments and other documents evidencing the assignment or novation of each Loan Asset in accordance with the related Underlying Instrument) contemplated herein are the only agreements or arrangements pursuant to which the Transferor Sells the Sale Portfolio Sold by it to the Purchaser.

(x) Security Interest.

(i) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Sale Portfolio in favor of the Purchaser, which security interest is prior to all other Liens (except for Permitted Liens), and is enforceable as such against creditors of and purchasers from the Transferor;

(ii) the Loan Assets, along with the related Loan Files, are comprised of “instruments,” “security entitlements,” “general intangibles,” “accounts,” “certificated securities,” “uncertificated securities,” “securities accounts,” “deposit accounts,” “supporting obligations” or “insurance” (each as defined in the applicable UCC) and/or such other category of collateral under the applicable UCC as to which the Transferor has complied with its obligations under this Section 4.1(x);

(iii) the Transferor owns and has good and marketable title to (or with respect to assets securing any Loan Assets, a valid security interest in) the Sale Portfolio Sold by it to the Purchaser hereunder on such Purchase Date, free and clear of any Lien (other than Permitted Liens) of any Person;

(iv) the Transferor has received all consents and approvals required by the terms of any Loan Asset, to the Sale thereof and the granting of a security interest in the Loan Assets hereunder to the Purchaser;

(v) the Transferor has caused the filing of all appropriate UCC financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the security interest in the Sale Portfolio and that portion of the Loan Assets in which a security interest may be perfected by filing granted to the Purchaser under this Agreement;

(vi) other than as expressly permitted by the terms of this Agreement and the Loan and Servicing Agreement and the security interest granted to the Purchaser and the Collateral Agent, on behalf of the Secured Parties, the Transferor has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Sale Portfolio. The Transferor has not authorized the filing of and is not aware of any financing statements against the Transferor that include a description of collateral covering the Sale Portfolio other than any financing statement (A) relating to the security interest granted to the Purchaser under this Agreement, or (B) that has been terminated and/or fully and validly assigned to the Collateral Agent on or prior to the Purchase Date. The Transferor is not aware of the filing of any judgment or Tax lien filings against the Transferor;

(vii) all original executed copies of each underlying promissory note that constitute or evidence each Loan Asset have been, or subject to the delivery requirements contained herein, will be delivered to the Collateral Custodian;

(viii) other than in the case of Noteless Loans, the Transferor has received, or subject to the delivery requirements herein will receive, a written acknowledgment from the Collateral Custodian that the Collateral Custodian, as the bailee of the Collateral Agent, is holding the underlying promissory notes that constitute or evidence the Loan Assets solely on behalf of and for the Collateral Agent, for the benefit of the Secured Parties; provided that the acknowledgment of the Collateral Custodian set forth in Section 11.11 of the Loan and Servicing Agreement may serve as such acknowledgment;

(ix) none of the underlying promissory notes (if any) that constitute or evidence the Loan Assets has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Collateral Agent, on behalf of the Secured Parties;

(x) with respect to any Sale Portfolio that constitutes a “certificated security,” such certificated security has been delivered to the Collateral Custodian, on behalf of the Secured Parties and, if in registered form, has been specially Indorsed to the Collateral Agent, for the benefit of the Secured Parties, or in blank by an effective Indorsement or has been registered in the name of the Collateral Agent, for the benefit of the Secured Parties, upon original issue or registration of transfer by the Purchaser of such certificated security; and

(xi) with respect to any Sale Portfolio that constitutes an “uncertificated security”, that the Transferor shall cause the issuer of such uncertificated security to register the Collateral Agent, on behalf of the Secured Parties, as the registered owner of such uncertificated security.

(y) Credit Policy. The Transferor has complied in all material respects with its policies and procedures with respect to all of the Sale Portfolio.

(z) Instructions to Obligors. The Collection Account is the only account to which Obligors, agent banks or administrative agents on the Loan Assets have been instructed by the Transferor on the Purchaser’s behalf to send Principal Collections and Interest Collections on the Sale Portfolio.

(aa) Collections. The Transferor acknowledges that it has been instructed by the Purchaser to deposit into the Collection Account the Repurchase Price relating to any Loan Asset required to be repurchased hereunder. The Transferor acknowledges that all Available Collections received by it or its Affiliates with respect to the Sale Portfolio Purchased by the Purchaser pursuant to the terms of this Agreement are held and shall be held in trust for the benefit of the Purchaser until deposited into the Collection Account as required by the Loan and Servicing Agreement.

(bb) Set-Off, Etc. No Eligible Loan Asset in the Sale Portfolio has been compromised, adjusted, extended, satisfied, subordinated, rescinded, set-off or modified by the Transferor or the Obligor thereof, and no Eligible Loan Asset in the Sale Portfolio is subject to compromise, adjustment, extension, satisfaction, subordination, rescission, set-off, counterclaim, defense, abatement, suspension, deferment, deduction, reduction, termination or modification, whether arising out of transactions concerning the Sale Portfolio or otherwise, by the Transferor or the Obligor with respect thereto, except, in each case, for amendments, extensions and modifications, if any, to such Sale Portfolio otherwise permitted pursuant to Section 6.04(a) of the Loan and Servicing Agreement and in accordance with the Servicing Standard or amendments, extensions and modifications that are included in the Loan File.

(cc) Full Payment. As of the applicable Purchase Date thereof, the Transferor has no knowledge of any fact which should lead it to expect that any Sale Portfolio will not be paid in full.

(dd) Ownership of the Purchaser. The Transferor owns directly 100% of the Equity Interests of the Purchaser, free and clear of any Lien. Such Equity Interests are validly issued, fully paid and non-assessable, and there are no options, warrants or other rights to acquire Equity Interests of the Purchaser.

(ee) [Reserved].

(ff) Anti-Terrorism; OFAC; Anti-Corruption.

(i) None of the Transferor nor any of its Affiliates, nor to the knowledge of the Transferor, any Obligor (A) is Person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (B) engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such Person in any manner violative of Section 2 of such executive order, or (C) is a Person (1) designated on OFAC’s list of Specially Designated Nationals and Blocked Persons or otherwise the subject of any Sanctions or (2) in violation of the limitations or prohibitions under any other Sanctions.

(ii) None of the Transferor nor any of its Affiliates (x) is a Politically Exposed Person, immediate family member of a Politically Exposed Person or close associate of a Politically Exposed Person; or (y) a foreign shell bank. For purposes of the foregoing, “foreign shell bank” means a bank that does not maintain a physical presence in any country and is not subject to inspection by a banking authority.

(iii) No part of the proceeds of the Purchase Price will be used by the Transferor or any of its Affiliates, or permitted to be used by any other Person (in each case, directly or knowingly indirectly), (x) for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of applicable anti-corruption and anti-bribery laws, including the United States Foreign Corrupt Practices Act of 1977, as amended; (y) to fund or facilitate any money laundering or terrorist financing activities or business, or in any other manner that would cause or result in violation of applicable Anti-Money Laundering Laws; or (z) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the target of Sanctions, or the subject of comprehensive Sanctions, or in any other manner that would result in a violation by any Person of any Sanctions.

(iv) The Transferor acknowledges by executing this Agreement that the Lenders (or the Administrative Agent on their behalf) have notified the Transferor that, pursuant to the requirements of the Patriot Act, each Lender is required to obtain, verify and record such information as may be necessary to identify the Transferor or any Person owning twenty-five percent (25%) or more of the direct or indirect Equity Interests of the Transferor (including the name and address of such Person) in accordance with the Patriot Act.

(gg) Transferor Termination Event. No event has occurred which constitutes a Transferor Termination Event and no event has occurred and is continuing which with the passage of time or the giving of notice, or both would constitute a Transferor Termination Event (other than any Transferor Termination Event which has previously been disclosed to the Administrative Agent as such).

(hh) Opinion. The statements of fact in the section heading “Assumptions” in the non-consolidation and true sale opinion (the “Non-Consolidation/True Sale Opinion”) of Dechert LLP, dated as of the date hereof are true, complete and correct.

(ii) Accuracy of Representations and Warranties. Each representation or warranty by the Transferor contained herein, in any Transaction Document or in any certificate or other document furnished by the Transferor to the Purchaser or the Administrative Agent pursuant hereto or in connection herewith is true and correct in all material respects (or, in the case of any representation and warranty that is already qualified by materiality, subject to the materiality standard set forth therein) and, in the case of any representation or warranty that is made as of a specific date, as of such date.

(jj) Representations and Warranties for Benefit of the Purchaser’s Assignees. The Transferor hereby makes each representation and warranty contained in this Agreement and the other Transaction Documents to which it is a party and that have been executed and delivered on or prior to such Purchase Date (or, in the case of any representation or warranty that is made as of a specific date, as of such date) to, and for the benefit of the Purchaser (and its assignees), the Administrative Agent, the Lender, the Collateral Agent, the Collateral Custodian and the other Secured Parties as if the same were set forth in full herein.

It is understood and agreed that the representations and warranties provided in this Section 4.1 shall survive (x) the Sale of the Sale Portfolio to the Purchaser and (y) the grant of a Lien in, to and under the Sale Portfolio pursuant to the Loan and Servicing Agreement by the Purchaser. Upon discovery by the Transferor or the Purchaser of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other and to the Administrative Agent immediately upon obtaining knowledge of such breach.

Section 4.2. Representations and Warranties of the Transferor Relating to the Agreement and the Sale Portfolio. The Transferor makes the following representations and warranties, on which the Purchaser relies in acquiring the Sale Portfolio Purchased hereunder and each of the Secured Parties relies upon in entering into the Loan and Servicing Agreement. As of each Purchase Date (and as to any Loan Assets, only with respect to the Loan Assets being purchased on such Purchase Date), the Transferor represents and warrants to the Purchaser for the benefit of the Purchaser and each of its successors and assigns that:

(a) Binding Obligation, Valid Transfer and Security Interest. This Agreement, together with the Loan Asset Assignments, constitutes a valid transfer to the Purchaser of all right, title and interest in, to and under all of the Sale Portfolio, free and clear of any Lien of any Person claiming through or under the Purchaser or its Affiliates, except for Permitted Liens. If the conveyances contemplated by this Agreement are determined to be a transfer for security, then this Agreement constitutes a grant of a security interest in all Sale Portfolio to the Purchaser which upon the delivery of the Required Loan Documents and the filing of the UCC financing statements shall be a valid and first priority perfected security interest in the Loan Assets forming a part of the Sale Portfolio and in that portion of the Loan Assets in which a security interest may be perfected by any filing of a UCC financing statement subject only to Permitted Liens. Neither the Purchaser nor any Person claiming through or under the Transferor shall have any claim to or interest in the Controlled Accounts; provided that if this Agreement constitutes only a grant of a security interest in such property, then the Purchaser shall have the rights in such property as a debtor for purposes of the UCC.

(b) Eligibility of Sale Portfolio. As of each Purchase Date, (i) Schedule I is an accurate and complete listing of all the Loan Assets contained in the Sale Portfolio as of the related Cut-Off Date and the information contained therein with respect to the identity of such item of Sale Portfolio and the amounts owing thereunder is true and correct as of the related Cut-Off Date and (ii) each item of the Sale Portfolio Purchased by the Purchaser hereunder on the applicable Purchase Date is an Eligible Loan Asset.

(c) No Fraud. With respect to any Loan Asset originated by the Transferor, such Loan Asset was originated without any fraud or misrepresentation by the Transferor or, to the best of the Transferor’s knowledge, on the part of the Obligor. With respect to any Loan Asset originated by any third party not Affiliated with the Transferor, to the best of the Transferor’s knowledge, such Loan Asset was originated without any fraud or misrepresentation by any such third party or on the part of the Obligor.

Any inaccurate representation relating to a Loan Asset (including any representation that a Loan Asset is an Eligible Loan Asset) hereunder or under any other Transaction Document shall not result in an Event of Default or a Transferor Termination Event if the Purchaser complies with Section 2.07(b) of the Loan and Servicing Agreement or the Transferor repurchases such Loan Asset in accordance with the terms of ARTICLE VI.

It is understood and agreed that the representations and warranties provided in this Section 4.2 shall survive (x) the Sale of the Sale Portfolio to the Purchaser, (y) the grant of a first priority perfected security interest (subject only to Permitted Liens) in, to and under the Sale Portfolio pursuant to the Loan and Servicing Agreement by the Purchaser and (z) the termination of this Agreement and the Loan and Servicing Agreement. Upon discovery by the Transferor or the Purchaser of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other and to the Administrative Agent immediately upon obtaining knowledge of such breach.

Section 4.3. Representations and Warranties of the Purchaser. The Purchaser makes the following representations and warranties, on which the Transferor relies in selling the Sale Portfolio Sold to the Purchaser hereunder and each of the Secured Parties relies upon in entering into the Loan and Servicing Agreement. As of each Purchase Date, the Purchaser represents and warrants to the Transferor for the benefit of the Transferor and each of its successors and assigns (and as to any Loan Assets, only with respect to the Loan Assets being purchased on such Purchase Date) that:

(a) Organization, Good Standing and Due Qualification. The Purchaser is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power and, except where failure to do so would not cause a Material Adverse Effect, all licenses necessary to own its assets and to transact the business in which it is engaged and, except where failure to do so would not cause a Material Adverse Effect, is duly qualified and in good standing under the laws of each jurisdiction where the transaction of such business or its ownership of the Loan Assets and the Sale Portfolio requires such qualification.

(b) Power and Authority; Due Authorization; Execution and Delivery. The Purchaser has the power, authority and legal right to make, deliver and perform this Agreement and each of the Transaction Documents to which it is a party and all of the transactions contemplated hereby and thereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and each of the Transaction Documents to which it is a party.

(c) All Consents Required. No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority, bureau or agency is required in connection with the execution, delivery or performance by the Purchaser of this Agreement, any Loan Asset Assignment or any Transaction Document to which it is a party or the validity or enforceability of this Agreement, any Loan Asset Assignment or any such Transaction Document or the Loan Assets or the transfer of an ownership interest or security interest in such Loan Assets, other than such as have been met or obtained and are in full force and effect and except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

(d) Binding Obligation. This Agreement and each of the Transaction Documents to which the Purchaser is a party constitutes the legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with their respective terms, except as the enforceability hereof may be limited by Bankruptcy Laws and by general principles of equity (whether such enforceability is considered in a proceeding in equity or at law).

(e) No Violation. The execution, delivery and performance of this Agreement, each Loan Asset Assignment, and the other Transaction Documents to which the Purchaser is a party and all other agreements and instruments executed and delivered or to be executed and delivered pursuant hereto or thereto will not (i) create any Lien on the Sale Portfolio other than Permitted Liens, (ii) violate any Applicable Law or the Constituent Documents of the Purchaser or (iii) violate any contract or other agreement to which the Purchaser is a party or by which the Purchaser or any property or assets of the Purchaser may be bound.

(f) Value Given. The Purchaser has given fair consideration and reasonably equivalent value to the Transferor in exchange for the Sale of such Sale Portfolio, which amount the Purchaser hereby agrees is the fair market value of such Sale Portfolio. No such Sale has been made for or on account of an antecedent debt owed by the Purchaser to the Transferor and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.

(g) No Proceedings. There is no litigation or administrative proceeding or investigation pending or, to the knowledge of the Purchaser, threatened against the Purchaser or any properties of the Purchaser, before any Governmental Authority (i) asserting the invalidity of this Agreement, any Loan Asset Assignment or any other Transaction Document to which the Purchaser is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, any Loan Asset Assignment or any other Transaction Document to which the Purchaser is a party or (iii) seeking any determination or ruling that could reasonably be expected to have a Material Adverse Effect.

(h) Purchase and Sale Agreement. This Agreement, the Master Participation Agreement, and the Loan Asset Assignments (including any assignment or novation instruments and other documents evidencing the assignment or novation of each Loan Asset in accordance with the related Underlying Instrument) contemplated herein are the only agreements or arrangements pursuant to which the Purchaser Purchases the Sale Portfolio Sold to it by the Transferor.

(i) Investment Company Act. The Purchaser is not required to register as an “investment company” under the provisions of the 1940 Act.

(j) Compliance with Law. The Purchaser (i) has complied in all material respects with all Applicable Law to which it may be subject and (ii) is not in violation of any order of any Governmental Authority or other board or tribunal. The Purchaser has not received any notice that it is not in compliance in any material respect with any of the requirements of the Applicable Law to which it may be subject. The Purchaser has maintained all records required to be maintained by any applicable Governmental Authority.

(k) Opinions. The statements of fact in the section heading “Assumptions” in the Non-Consolidation/True Sale Opinion are true, complete and correct.

(l) Receipt of Repurchase Price. The Collection Account is the only account to which the Transferor has been instructed to deposit the Repurchase Price relating to any Loan Asset required to be repurchased hereunder. The Purchaser acknowledges that any funds received by it attributable to the repurchase of any Loan Asset hereunder are held and shall be held in trust for the benefit of the Administrative Agent (or its assignees) until deposited by the Purchaser into the Collection Account as required by the Loan and Servicing Agreement.

ARTICLE V.

COVENANTS OF THE TRANSFEROR

Section 5.1. Protection of Title of the Purchaser.

(a) On or prior to the Closing Date, the Transferor shall have filed or caused to be filed UCC financing statements, naming the Transferor as “debtor/transferor”, naming the Purchaser as “secured party/buyer”, and naming the Collateral Agent, for the benefit of the Secured Parties, as “total assignee”, and describing the Sale Portfolio to be acquired by the Purchaser, with the office of the Secretary of State of the state of the jurisdiction of organization of the Transferor. From time to time thereafter, the Transferor shall file such UCC financing statements and cause to be filed such continuation statements, all in such manner and in such places as may be required by law (or deemed desirable by the Purchaser or any assignee thereof) to fully perfect, preserve, maintain and protect the ownership interest of the Purchaser under this Agreement and the security interest of the Collateral Agent for the benefit of the Secured Parties under the Loan and Servicing Agreement, in the Sale Portfolio acquired by the Purchaser hereunder, as the case may be, and in the proceeds thereof. The Transferor shall deliver (or cause to be delivered) to the Purchaser, the Collateral Agent, the Collateral Custodian, the Transferor and the Administrative Agent file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Transferor agrees that it will from time to time, at the expense of the Purchaser, take all actions, that the Purchaser, the Collateral Agent or the Administrative Agent may reasonably request in order to perfect, protect or more fully evidence the Purchases hereunder and the security and/or interest granted in the Sale Portfolio, or to enable the Purchaser, the Collateral Agent, the Administrative Agent or the Secured Parties to exercise and enforce their rights and remedies hereunder or under any Transaction Document.

(b) On or prior to each Purchase Date hereunder, the Transferor shall take all steps necessary under all Applicable Law in order to Sell to the Purchaser the Sale Portfolio being acquired by the Purchaser on such Purchase Date to the Purchaser so that, upon the Sale of such Sale Portfolio from the Transferor to the Purchaser pursuant to the terms hereof on such Purchase Date, the Purchaser will have acquired good and marketable title to and a valid and perfected ownership interest in such Sale Portfolio, free and clear of any Lien, security interest, charge or encumbrance or restrictions on transferability (subject only to (i) Permitted Liens and (ii) the terms of the Underlying Instruments for such Loan Assets). On or prior to each Purchase Date hereunder, the Transferor shall take all steps required under Applicable Law in order for the Purchaser to grant to the Collateral Agent, for the benefit of the Secured Parties, a first priority perfected security interest (subject only to Permitted Liens) in the Sale Portfolio being Purchased by the Purchaser on such Purchase Date and, from time to time thereafter, the Transferor shall take all such actions as may be required by Applicable Law to fully preserve, maintain and protect the Purchaser’s ownership interest in, and the Collateral Agent’s first priority perfected security interest in (subject only to Permitted Liens), the Sale Portfolio which have been acquired by the Purchaser hereunder.

(c) With respect to Participations, from and after the date of Elevation, and otherwise, from and after the related Purchase Date:

(i) the Transferor shall direct any agent or administrative agent for any Loan Asset in the Sale Portfolio originated or acquired by the Transferor to remit all payments and collections with respect to the portion of such Loan Asset that is part of the Sale Portfolio and direct the Obligor or any agent, as applicable, with respect to the portion of such Loan Asset that is part of the Sale Portfolio to remit all such payments and collections directly to the Collection Account;

(ii) the Transferor will not make any change in its instructions to Obligors or any agent, as applicable, regarding payments to be made to the Purchaser or payments to be made to the Collection Account, unless the Purchaser and the Administrative Agent have consented to such change; and

(iii) the Transferor shall use commercially reasonable efforts ensure that only (x) funds constituting payments and collections relating to Sale Portfolio or other Collateral, (y) funds constituting amounts due to the Purchaser in connection with the repurchase of a Loan Asset required hereunder and (z) any capital contributions made by the Transferor shall be deposited into the Collection Account.

(d) In the event any payments relating to any Sale Portfolio are remitted directly to the Transferor or any Affiliate of the Transferor, the Transferor will remit (or will cause all such payments to be remitted) directly to the Collection Account within two (2) Business Days after the Transferor has knowledge that such Available Collections were received, and, at all times prior to such remittance, the Transferor will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the Purchaser and its assignees. Until so deposited, all such Interest Collections, all such Principal Collections and any amounts required to be paid to the Purchaser in connection with a repurchase of a Loan Asset hereunder shall be held in trust for the Purchaser or its assignees by the Transferor.

(e) At any time after the occurrence or declaration of the Facility Maturity Date, the Purchaser, the Collateral Agent or the Administrative Agent may direct the Transferor to notify the Obligors or agents, as applicable, at Transferor’s expense, of the Purchaser’s (or its assigns) or the Secured Parties’ interest in the Sale Portfolio under this Agreement and may direct that payments of all amounts due or that become due under any or all of the Sale Portfolio be made directly to the Purchaser (or its assigns), the Collateral Agent or the Administrative Agent.

(f) The Transferor shall, not earlier than six (6) months and not later than three (3) months prior to the fifth (5th) anniversary of the date of filing of the UCC financing statement referred to in Section 3.1 or any other UCC financing statement filed pursuant to this Agreement or in connection with any Purchase hereunder, unless the Collection Date shall have occurred file or cause to be filed an appropriate continuation statement with respect to such UCC financing statement.

(g) The Transferor shall not (x) change its name, move the location of its principal place of business and chief executive office, change the offices where it keeps records concerning the Sale Portfolio, from the address set forth under its name in Section 10.4, or change the jurisdiction of its formation, unless the Transferor shall have given at least five (5) days’ prior written notice thereof to the Administrative Agent or (y) subject to Section 2.14 of the Loan and Servicing Agreement, move, or consent to the Collateral Custodian moving, the Required Loan Documents and Loan Files from the location thereof on the initial Advance Date (or relevant date of delivery), unless the Administrative Agent shall consent of such change or move in writing and the Transferor shall have provided the Administrative Agent with such Opinions of Counsel and other documents and instruments as the Administrative Agent may reasonably request in connection therewith and have taken all actions required under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Collateral Agent, for the benefit of the Secured Parties, in the Sale Portfolio (subject only to Permitted Liens).

(h) The Transferor shall at all times maintain each office from which it services Sale Portfolio and its principal executive office within the United States of America.

(i) The Transferor shall on or prior to the Initial Purchase Date mark its master data processing records and other books and records relating to the Sale Portfolio, including without limitation the Records, so that, from and after the time of Sale under this Agreement of Sale Portfolio to the Purchaser and the grant of a security interest in such Sale Portfolio by the Purchaser to the Collateral Agent for the benefit of the Secured Parties under the Loan and Servicing Agreement, the Transferor’s master data processing records (including archives) and other books and records that refer to such Sale Portfolio shall indicate clearly that such Sale Portfolio has been Purchased by the Purchaser hereunder and that a security interest therein has been granted by the Purchaser to the Collateral Agent, for the benefit of the Secured Parties, under the Loan and Servicing Agreement.

(j) If the Transferor fails to perform any of its obligations hereunder, the Purchaser, the Collateral Agent or the Administrative Agent may (but shall not be required to) perform, or cause performance of, such obligation; and the Purchaser’s, the Collateral Agent’s or the Administrative Agent’s costs and expenses incurred in connection therewith shall be payable by the Transferor as provided in Section 9.1. The Transferor irrevocably authorizes each of the Purchaser, the Collateral Agent and the Administrative Agent at any time and from time to time at the Purchaser’s, the Collateral Agent’s or the Administrative Agent’s sole discretion and appoints each of the Purchaser, the Collateral Agent and the Administrative Agent as its attorney-in-fact pursuant to a power of attorney substantially in the form of Exhibit B (to be delivered simultaneously with this Agreement) to act on behalf of the Transferor (i) to file UCC financing statements on behalf of the Transferor, as debtor, necessary or desirable in the Purchaser’s, the Collateral Agent’s or the Administrative Agent’s sole discretion to perfect and to maintain the perfection and priority of the interest of the Purchaser or the Collateral Agent in the Sale Portfolio and (ii) to file a carbon, photographic or other reproduction of this Agreement or any UCC financing statement with respect to the Sale Portfolio as a UCC financing statement in such offices as the Purchaser, the Collateral Agent or the Administrative Agent in their sole discretion deem necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Purchaser or the Collateral Agent in the Sale Portfolio. This appointment is coupled with an interest and is irrevocable.

Section 5.2. Affirmative Covenants of the Transferor.

From the Closing Date until the Collection Date:

(a) Compliance with Law. The Transferor will comply in all material respects with all Applicable Law, including those applicable to the Transferor as a result of its interest in the Sale Portfolio or any part thereof.

(b) Preservation of Company Existence. The Transferor will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification could reasonably be expected to have a Material Adverse Effect.

(c) Obligations and Compliance with Sale Portfolio. The Transferor will, at its expense, duly fulfill and comply in all material respects with all obligations on its part to be fulfilled or complied with under the Transaction Documents. It is understood and agreed that the Transferor does not hereby assume any obligations of the Purchaser in respect of any Advances or assume any responsibility for the performance by the Purchaser of any of its obligations hereunder or under any of the Transaction Documents or under any other agreement executed in connection herewith.

(d) Keeping of Records and Books of Account. The Transferor will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Sale Portfolio, including without limitation the Records, in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Sale Portfolio and the identification of the Sale Portfolio, including without limitation the Records.

(e) Separate Identity. The Transferor acknowledges that the Administrative Agent, the Collateral Agent, the Collateral Custodian, the Lenders and the other Secured Parties are entering into the transactions contemplated by this Agreement, the Loan and Servicing Agreement and the other Transaction Documents in reliance upon the Purchaser’s identity as a legal entity that is separate from the Transferor and each other Affiliate of the Transferor. Therefore, from and after the date of execution and delivery of this Agreement, the Transferor will take all reasonable steps including, without limitation, all steps that the Administrative Agent, the Collateral Agent, the Lenders or the other Secured Parties may from time to time reasonably request to maintain the Purchaser’s identity as a legal entity that is separate from the Transferor and each other Affiliate of the Transferor and to make it manifest to third parties that the Purchaser is an entity with assets and liabilities distinct from those of the Transferor and each other Affiliate thereof and not just a division of the Transferor or any such other Affiliate. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, the Transferor agrees that:

(i) the Transferor will take all other actions necessary on its part to ensure that the Purchaser is at all times in compliance with the criteria and the restrictions set forth in Section 4 of the Borrower LLC Agreement and Sections 5.01(a), 5.01(b), 5.02(a) and 5.02(b) of the Loan and Servicing Agreement;

(ii) the Transferor shall maintain its financial records and books of account separate from those of the Purchaser;

(iii) the annual financial statements of the Transferor shall disclose the effects of the Transferor’s transactions in accordance with GAAP and the Transferor and the Purchaser shall maintain separate financial statements, except to the extent that the Purchaser’s financial and operating results are consolidated under GAAP with those of the Transferor in consolidated financial statements; provided that appropriate notation shall be made on such consolidated financial statements to indicate the separateness of the Purchaser from the Transferor and to indicate that the Purchaser’s assets and credit are not available to satisfy the debts and other obligations of the Transferor or any other Person;

(iv) the resolutions, agreements and other instruments underlying the transactions described in this Agreement shall be continuously maintained by the Transferor as official records;

(v) the Transferor shall maintain an arm’s-length relationship with the Purchaser and will not hold itself out as being liable for the debts of the Purchaser;

(vi) the Transferor shall keep its assets and its liabilities wholly separate from those of the Purchaser;

(vii) the Transferor will avoid the appearance, and promptly correct any known misperception of any of the Transferor’s creditors, that the assets of the Purchaser are available to pay the obligations and debts of the Transferor; and

(viii) to the extent that the Transferor services the Loan Assets and performs other services on the Purchaser’s behalf, the Transferor will clearly identify itself as an agent of the Purchaser in the performance of such duties.

(f) Taxes. The Transferor will file or cause to be filed its Tax returns and pay any and all Taxes imposed on it or its property as required by the Transaction Documents (except as contemplated in Section 4.1(l)).

(g) Cooperation with Requests for Information or Documents. The Transferor will cooperate fully with all reasonable requests of the Purchaser and its assigns regarding the provision of any information or documents, necessary or desirable, including the provision of such information or documents in electronic or machine-readable format, to allow each of the Purchaser and its assignees to carry out their responsibilities under the Transaction Documents.

(h) Payment, Performance and Discharge of Obligations. The Transferor will pay, perform and discharge all of its obligations and liabilities, including, without limitation, all Taxes, assessments and governmental charges upon its income and properties, when due, unless and only to the extent that such obligations, liabilities, Taxes, assessments and governmental charges shall be contested in good faith and by appropriate proceedings and that, to the extent required by GAAP, proper and adequate book reserves relating thereto are established by the Transferor or to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.

(i) Notices. The Transferor will furnish to the Purchaser, the Collateral Agent and the Administrative Agent:

(i) Notice of Income Tax Liability. The Transferor shall provide telephonic or e-mail notice within ten (10) Business Days of the receipt of revenue agent reports or other written proposals, determinations or assessments of the Internal Revenue Service or any other taxing authority which propose, determine or otherwise set forth (i) positive adjustments to the Tax liability of the Transferor or any “affiliated group” (of which the Transferor is a member) in an amount equal to or greater than $5,000,000 in the aggregate, (ii) positive adjustments to the Tax liability of the Borrower itself in an amount equal to or greater than $500,000 in the aggregate, or (iii) a challenge to the status of the Borrower as a “disregarded entity” for U.S. federal (or applicable state or local) income tax purposes. Any such notice shall specify the nature of the items giving rise to such adjustments and the amounts thereof;

(ii) Notice of Breaches of Representations and Covenants. The Transferor shall provide promptly, upon receipt of notice or discovery thereof, notice to the Purchaser, the Collateral Agent and the Administrative Agent (i) if any representation or warranty set forth in Section 4.1 or Section 4.2 was incorrect at the time it was given or deemed to have been given or (ii) of the breach of any covenant under Section 5.1, Section 5.2 or Section 5.3 and at the same time deliver to the Purchaser, the Collateral Agent and the Administrative Agent a written notice setting forth in reasonable detail the nature of such facts and circumstances. In particular, but without limiting the foregoing, the Transferor shall notify the Purchaser, the Collateral Agent and the Administrative Agent in the manner set forth in the preceding sentence before any Purchase Date of any facts or circumstances within the knowledge of the Transferor which would render any of the said representations and warranties untrue at the date when such representations and warranties were made or deemed to have been made;

(iii) [Reserved].

(iv) Notice of Proceedings. The Transferor shall provide, promptly after the Transferor receives notice or obtains knowledge thereof, notice of any settlement of, material judgment (including a material judgment with respect to the liability phase of a bifurcated trial) in or commencement of any material labor controversy, material litigation, material action, material suit or material proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Sale Portfolio, the Transaction Documents, the Collateral Agent’s, for the benefit of the Secured Parties, security interest in the Sale Portfolio, or the Purchaser or the Transferor or any of their Affiliates. For purposes of this Section 5.2(i), (A) any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting the Sale Portfolio, the Transaction Documents, the Collateral Agent’s, for the benefit of the Secured Parties, interest in the Sale Portfolio, or the Purchaser in excess of $1,000,000 shall be deemed to be material and (B) any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting the Transferor or any of their Affiliates (other than the Purchaser) in excess of $10,000,000 shall be deemed to be material;

(v) Notice of Material Events. The Transferor shall promptly, upon becoming aware thereof, provide notice of any event or other circumstance that is reasonably likely to have a Material Adverse Effect;

(vi) Notice of Event of Default. The Transferor shall provide, within three (3) Business Days, written notice of the occurrence of each Event of Default of which the Transferor has knowledge or has received notice, other than notice received from the Administrative Agent. In addition, no later than three (3) Business Days following the Transferor’s knowledge or notice of the occurrence of any Event of Default, the Transferor will provide to the Purchaser, the Collateral Agent and the Administrative Agent a written statement of a Responsible Officer of the Transferor setting forth the details of such event and the action that the Transferor proposes to take with respect thereto; and

(vii) Notice of Transferor Termination Event and Transferor Purchase Event. The Transferor will provide prompt written notice to the Purchaser, the Collateral Agent and the Administrative Agent of the occurrence of each Transferor Termination Event and each Transferor Purchase Event of which a Responsible Officer of the Transferor has knowledge or has received notice.

(j) Other. The Transferor will furnish to the Purchaser, the Collateral Agent and the Administrative Agent promptly, from time to time and subject to any applicable confidentiality requirement under law or contract such other information, documents, records or reports respecting the Sale Portfolio, including without limitation the Records, or the condition or operations, financial or otherwise, of the Transferor as the Purchaser, the Collateral Agent and the Administrative Agent may from time to time reasonably request in order to protect the interests of the Purchaser, the Administrative Agent and the Collateral Agent or Secured Parties under or as contemplated by this Agreement and the other Transaction Documents.

(k) Costs and Expenses. The Transferor shall pay all of its reasonable, documented costs and disbursements in connection with the performance of its obligations hereunder.

(l) Compliance with Legal Opinions. The Transferor shall take all actions necessary to maintain the accuracy of the factual assumptions set forth in the legal opinions of Dechert LLP, as special counsel to the Transferor, issued in connection with the Transaction Documents and relating to the issues of substantive consolidation and true sale of the Loan Assets; provided that this clause (l) shall not be construed to require the Transferor to make any capital contributions to the Purchaser for purposes of maintaining the solvency of the Purchaser.

(m) Copies of Other Information. The Transferor will deliver to the Purchaser, the Collateral Agent and the Administrative Agent promptly, from time to time, such other information, documents, Records or reports respecting the Sale Portfolio or the conditions or operations, financial or otherwise, of the Transferor (including, without limitation, reports and notices relating to the Transferor’s actions under and compliance with ERISA and the 1940 Act) in each case in its possession and/or reasonably attainable without undue burden or expense as the Purchaser, the Collateral Agent or the Administrative Agent may from time to time reasonably request in order to perform their obligations hereunder or under any other Transaction Document or to protect the interests of the Purchaser under or as contemplated by this Agreement and the other Transaction Documents, subject in all cases to any applicable confidentiality requirement under law or contract.

(n) Disregarded Entity. The Transferor shall cause the Purchaser to be disregarded as an entity separate from its owner pursuant to Treasury Regulation Section 301.7701-3(b) and shall cause that neither the Purchaser nor any other Person on its behalf shall make an election to be treated as other than an entity disregarded from its owner under Treasury Regulation Section 301.7701-3(c).

Section 5.3. Negative Covenants of the Transferor.

From the Closing Date until the Collection Date:

(a) Sale Portfolio Not to be Evidenced by Instruments. The Transferor will take no action to cause any Sale Portfolio that is not, as of the related Purchase Date, as the case may be, evidenced by an instrument, to be so evidenced except in connection with the enforcement or collection of such Sale Portfolio.

(b) Security Interests. Except as otherwise permitted herein and in the Loan and Servicing Agreement from and after the Purchase Date with respect thereto, the Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (except for Permitted Liens) on any Sale Portfolio Sold by the Transferor to the Purchaser hereunder, whether now existing or hereafter transferred hereunder, or any interest, therein, and the Transferor will not sell, transfer, pledge, assign or suffer to exist any Lien (except for Permitted Liens) on its interest in the Sale Portfolio Sold by the Transferor to the Purchaser hereunder. The Transferor will promptly notify the Purchaser, the Collateral Agent and the Administrative Agent of the existence of any Lien on any Sale Portfolio and the Transferor shall defend the right, title and interest of the Purchaser and the Collateral Agent, for the benefit of the Secured Parties, in, to and under the Sale Portfolio against all claims of third parties; provided that nothing in this Section 5.3(b) shall prevent or be deemed to prohibit the Transferor from suffering to exist Permitted Liens upon any of the Sale Portfolio.

(c) Mergers, Acquisitions, Sales, Etc. The Transferor will not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless the Transferor is the surviving entity and unless:

(i) the Transferor has delivered to the Administrative Agent an Officer’s Certificate and an Opinion of Counsel (which may rely on an Officer’s Certificate as to factual matters) each stating that any such consolidation, merger, conveyance or transfer and any supplemental agreement executed in connection therewith comply with this Section 5.3 and that all conditions precedent herein provided for relating to such transaction have been complied with and, in the case of the Opinion of Counsel, that such supplemental agreement is legal, valid and binding with respect to the Transferor and such other matters as the Administrative Agent may reasonably request;

(ii) the Transferor shall have delivered notice of such consolidation, merger, conveyance or transfer to the Administrative Agent;

(iii) after giving effect thereto, no Event of Default or Transferor Termination Event or event that with notice or lapse of time would constitute either an Event of Default or a Transferor Termination Event shall have occurred; and

(iv) the Administrative Agent shall have consented in writing to such consolidation, merger, conveyance or transfer.

(d) Transfer of Purchaser Equity Interests. The Transferor shall not transfer, pledge, participate or otherwise encumber its Equity Interests in the Purchaser without the prior written consent of the Administrative Agent and the delivery of an acceptable (in the Administrative Agent’s reasonable discretion) non-consolidation opinion.

(e) [Reserved].

(f) Accounting of Purchases. Other than for tax and consolidated accounting purposes, the Transferor will not account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby in any manner other than as a sale of the Loan Assets to the Purchaser.

(g) [Reserved].

(h) Extension or Amendment of Sale Portfolio. The Transferor will not, except as otherwise permitted in Section 6.04(a) of the Loan and Servicing Agreement, extend, amend or otherwise modify, or permit the Purchaser to extend, amend or otherwise modify, the terms of any Sale Portfolio (including the Related Collateral).

(i) Limitation on Financing Activities. The Transferor shall not, directly or indirectly, advance or contribute to the Purchaser any funds pursuant to any financial accommodation. For the avoidance of doubt, this clause (i) shall not prohibit the Transferor from contributing Loan Assets to the Purchaser as contemplated herein or providing cash equity contributions to the Purchaser.

(j) Organizational Documents. The Transferor will not cause or permit the Purchaser to amend, modify or terminate any of the Constituent Documents of the Purchaser in a manner that is adverse to the Lenders without the prior written consent of the Administrative Agent.

(k) [Reserved].

(l) Instructions to Agents and Obligors. The Transferor will not make any change in its instructions to Obligors (or any agents with respect to the Underlying Instruments) regarding payments to be made with respect to the Sale Portfolio to the Collection Account, unless the Administrative Agent has consented to such change in writing in its sole discretion.

ARTICLE VI.

REPURCHASES AND SUBSTITUTION BY THE TRANSFEROR

Section 6.1. Repurchase of Loan Assets. In the event of the occurrence of a Transferor Purchase Event, the Transferor will within five (5) Business Days following the earlier of knowledge by the Transferor or receipt by the Transferor from the Administrative Agent or the Servicer of written notice thereof of the Transferor Purchase Event, (i) purchase each Loan Asset hereunder which is affected by or related to such Transferor Purchase Event from the Purchaser, and the Transferor shall pay to the Purchaser (by means of a deposit to the Collection Account) the Repurchase Price of such Loan Asset as of the date of the purchase thereof from the Purchaser or (ii) with the prior written consent of the Administrative Agent, in its sole and absolute discretion, and subject to the satisfaction of the conditions in Section 6.2, substitute for such Loan Asset, a

Substitute Eligible Loan Asset. Notwithstanding anything herein to the contrary, in the event that the conditions or events which caused such Transferor Purchase Event are no longer continuing prior to the expiration of the aforementioned five (5) Business Day period, such Loan Asset shall cease to be subject to such Transferor Purchase Event and the requirements set forth in clauses (i) and (ii) above shall not apply to such Loan Asset. It is understood and agreed that the obligation of the Transferor to purchase the Loan Assets or substitute a Substitute Eligible Loan Asset for the Loan Assets which are affected by or related to such Transferor Purchase Event is not intended to, and shall not, constitute a guaranty of the collectability or payment of any Loan Asset which is not collected, not paid or uncollectible on account of the insolvency, bankruptcy or financial inability to pay of the related Obligor. Upon deposit in the Collection Account of the Repurchase Price for any Loan Asset purchased by the Transferor, the Purchaser shall, automatically and without further action be deemed to transfer, assign and set over such Loan Asset to the Transferor, without recourse, representation or warranty of any kind, except as to the absence of Liens, charges or encumbrances created by or arising solely as a result of actions of the Purchaser or the Collateral Agent. Such Sale shall be a sale outright, and not for security, of all the right, title and interest of the Purchaser, in, to and under such Loan Asset and all future monies due or to become due with respect thereto, the Related Collateral, all Proceeds of such Loan Asset and Recoveries, all rights to security for such Loan Asset and all Proceeds and products of the foregoing. The Purchaser shall (and shall request the Collateral Agent to), at the sole expense of the Transferor, execute such documents and instruments of transfer as may be prepared by the Transferor and take such other actions as may be reasonably requested by the Transferor in order to effect the transfer of such Loan Asset pursuant to this Section 6.1. Such Sale shall be a sale outright, and not for security.

Section 6.2. Substitution of Loan Assets.

(a) The Transferor shall have the right, but not the obligation, subject to the prior written consent of the Administrative Agent and the Purchaser, in their sole discretion, to substitute one or more Eligible Loan Assets (“Substitute Eligible Loan Asset”) for a Loan Asset (each such act, a “Substitution”).

(b) The Substitution shall not occur unless the following conditions are satisfied as of the date of such Substitution:

(i) the Transferor has recommended to the Purchaser and the Administrative Agent (with a copy to the Collateral Agent and the Collateral Custodian) in writing that the Loan Asset to be replaced should be replaced (each, a “Replaced Loan Asset”);

(ii) no event has occurred and is continuing, or would result from such Substitution, which constitutes an Event of Default and no event has occurred and is continuing, or would result from such Substitution, which constitutes an Unmatured Event of Default or a Borrowing Base Deficiency; provided that a Borrowing Base Deficiency (and any Unmatured Event of Default or Event of Default arising therefrom) shall not impair the right of the Transferor to effect an otherwise permitted substitution, in accordance with Section 2.07 of the Loan and Servicing Agreement, to facilitate a cure of such Borrowing Base Deficiency (and any Unmatured Event of Default or Event of Default arising therefrom), so long as immediately after giving effect to such substitution and any other sale or transfer or other actions taken to cure such Borrowing Base Deficiency in accordance with Section 2.06 of the Loan and Servicing Agreement substantially contemporaneous therewith, such Borrowing Base Deficiency shall be cured;

(iii) each Substitute Eligible Loan Asset is an Eligible Loan Asset on the date of Substitution;

(iv) solely in the case of Substitutions pursuant to this Section 6.2 undertaken because a Transferor Purchase Event has occurred, the sum of the Assigned Value multiplied by the Outstanding Balances of such Substitute Eligible Loan Assets shall be equal or greater than the sum of the then-current Assigned Value of the Replaced Loan Assets multiplied by the Outstanding Balance thereof;

(v) all representations and warranties contained in Section 4.1 and Section 4.2 shall be true, complete and correct in all material respects or, if qualified as to materiality or Material Adverse Effect, in all respects, as of the date of Substitution (other than any representation and warranty that is made as of a specific date);

(vi) no selection procedures adverse to the interests of the Purchaser, the Administrative Agent, the Lender or the other Secured Parties were utilized by the Transferor in the selection of the Loan Asset to be replaced by the Substitute Eligible Loan Asset;

(vii) after giving effect to such substitution, each of the limitations on sales and substitutions set forth in Section 2.07(e) of the Loan and Servicing Agreement is satisfied (and such substitution pursuant to this Section 6.2(a) shall be deemed to be a sale under Section 2.07(a) of the Loan and Servicing Agreement, without duplication, for purposes of calculating compliance with Section 2.07(e) of the Loan and Servicing Agreement);

(viii) each Loan Asset that is replaced pursuant to the terms of this Section 6.2 shall be substituted only with another Eligible Loan Asset that meets the foregoing conditions; and

(ix) all terms, provisions, representations, warranties and covenants hereunder with respect to Loan Assets that have been Sold by the Transferor to the Purchaser hereunder shall apply equally to Substitute Eligible Loan Assets.

(c) In addition, in connection with such Substitution, the Transferor shall deliver or cause to be delivered to the Collateral Custodian the related Required Loan Documents as set forth in Section 2.1(g). On the date any such Substitution is completed, the Purchaser shall, automatically and without further action, release and shall transfer to the Transferor, free and clear of any Lien created pursuant to this Agreement, all of the right, title and interest of the Purchaser in, to and under such Replaced Loan Asset, and the Purchaser shall be deemed to represent and warrant that it has the company authority and has taken all necessary company action to accomplish such transfer, but without any other representation and warranty, express or implied.

Section 6.3. Repurchase Limitations. The Transferor and the Purchaser agree that the Transferor and any Affiliate of the Transferor may repurchase any Sale Portfolio from the Purchaser only in the case of a repurchase or Substitution of any Sale Portfolio pursuant to Section 6.1 or Section 6.2 or in an arm’s-length transaction for fair market value or in connection with any sale by the Purchaser otherwise permitted under Section 2.07 of the Loan and Servicing Agreement.

ARTICLE VII.

ADDITIONAL RIGHTS AND OBLIGATIONS IN

RESPECT OF THE SALE PORTFOLIO

Section 7.1. Rights of the Purchaser.

(a) The Transferor hereby authorizes the Purchaser, the Collateral Agent, the Administrative Agent, the Lender and/or their respective designees or assignees, after the occurrence and during the continuation of a Transferor Termination Event, to take any and all steps in Transferor’s name and on behalf of the Transferor that the Purchaser, the Collateral Agent, the Administrative Agent, the Lenders and/or their respective designees or assignees determine are reasonably necessary or appropriate to collect all amounts due to the Purchaser under any and all Sale Portfolio and to enforce or protect the Purchaser’s, the Collateral Agent’s, the Administrative Agent’s and the Lenders’ rights under this Agreement, including endorsing the name of the Transferor on checks and other instruments representing Interest Collections and Principal Collections and enforcing such Sale Portfolio.

(b) Except as set forth in Section 6.1 and Section 6.2 with respect to the repurchase or Substitution of certain Loan Assets, the Purchaser shall have no obligation to account for, replace, substitute or return any Sale Portfolio to the Transferor. The Purchaser shall have no obligation to account for or to return Interest Collections or Principal Collections, or any interest or other finance charge collected pursuant thereto, to the Transferor, irrespective of whether such Interest Collections and Principal Collections and charges are in excess of the Purchase Price for such Sale Portfolio.

(c) The Purchaser shall have the right to further assign, transfer, deliver, hypothecate, subdivide or otherwise deal with the Sale Portfolio and all of the Purchaser’s right, title and interest in, to and under this Agreement or the Loan and Servicing Agreement.

(d) The Purchaser shall have the sole right to retain any gains or profits created by buying, selling or holding the Sale Portfolio and shall have the sole risk of and responsibility for losses or damages created by such buying, selling or holding.

Section 7.2. Rights With Respect to Loan Files.

At any time when the Servicer is not Apollo Debt Solutions BDC or an Affiliate thereof, has been designated pursuant to Article VI of the Loan and Servicing Agreement, the Transferor shall, at the Purchaser’s, the Collateral Agent’s, the Collateral Custodian’s or the Administrative Agent’s request, assemble all of the Loan Files which evidence the Sale Portfolio originated by the Transferor, or which are otherwise necessary or desirable to collect such Sale Portfolio, and make the same available to the Purchaser, the Collateral Agent, the Collateral Custodian or the Administrative Agent at a place selected by the Purchaser, the Collateral Agent, the Collateral Custodian, the Administrative Agent or their designee.

Section 7.3. Notice to Collateral Agent and Administrative Agent.

The Transferor agrees that, concurrently with its delivery to the Purchaser, copies of all notices, reports, documents and other information required to be delivered by the Transferor to the Purchaser hereunder shall be delivered by the Transferor to the Collateral Agent and the Administrative Agent.

ARTICLE VIII.

TRANSFEROR TERMINATION EVENTS

Section 8.1. Transferor Termination Events.

(a) If any of the following events (each a “Transferor Termination Event”) shall have occurred:

(i) the Transferor shall fail to pay any amount required to be paid by the Transferor hereunder when due and such failure to pay is not cured within two (2) Business Days after the same becomes due;

(ii) the Transferor shall fail to observe or perform in any material respect (or, in the case of any covenant or agreement that is already qualified by materiality, in all respects) any covenant or agreement applicable to it contained herein (other than as specified in paragraph (i) of this Section 8.1) and such default or breach continues for a period of thirty (30) days after the earlier to occur of (x) receipt of notice thereof by the Transferor and (y) the Transferor obtaining knowledge thereof; it being agreed that the repurchase of any Loan Asset that is not an Eligible Loan Asset in accordance with the terms of ARTICLE VI shall remedy the failure of any covenant related to such Loan Asset being an Eligible Loan Asset; or

(iii) any representation, warranty or certification made by the Transferor in this Agreement or in any statement, record, certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made and, in each case, the same continues unremedied for a period of thirty (30) days after the earlier to occur of (x) the date on which written notice of such failure is given to the Transferor or (y) the date on which the Transferor acquires knowledge thereof; or

(iv) a Bankruptcy Event shall occur with respect to the Transferor; or

(v) the occurrence of (A) an Event of Default set forth in Section 7.01 of the Loan and Servicing Agreement (past any applicable notice or cure period provided in the definition thereof) or (B) the Facility Maturity Date; or

(vi) (A) the rendering of one or more final non-appealable judgments, decrees or orders by a court or arbitrator of competent jurisdiction for the payment of money in excess individually or in the aggregate of $25,000,000 against the Transferor, and the Transferor shall not have, within thirty (30) days, either (1) discharged or provided for the discharge of any such judgment, decree or order in accordance with its terms, or (2) perfected a timely appeal of such judgment, decree or order and caused the execution of same to be stayed during the pendency of the appeal; or (B) any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Transferor to enforce any such judgment;

then, (A) in the case of any Transferor Termination Event described in paragraph (iv) or (v)(A) above, the obligation of the Purchaser to Purchase Sale Portfolio from the Transferor shall thereupon automatically terminate without further notice of any kind, the receipt of which by the Transferor is hereby waived by the Transferor, (B) in the case of any Transferor Termination Event described in paragraph (v)(B) above, the obligation of the Purchaser to Purchase Sale Portfolio from the Transferor shall thereupon terminate without notice of any kind, which is hereby waived by the Transferor unless both the Purchaser and the Transferor agree in writing that such event shall not trigger an Early Termination (as hereinafter defined) hereunder, and (C) in the case of any other Transferor Termination Event, so long as such Transferor Termination Event shall be continuing, the Purchaser or the Administrative Agent may terminate the Purchaser’s obligation to Purchase Sale Portfolio from the Transferor by written notice to the Transferor (any termination pursuant to clause (A), (B) or (C) of this ARTICLE VIII is herein called an “Early Termination”); provided that, (1) in the event that any involuntary petition or proceeding as described in clause (i) of the definition of “Bankruptcy Event” as defined in the Loan and Servicing Agreement occurs with respect to the Transferor, the Purchaser shall not Purchase Sale Portfolio from the Transferor unless such involuntary petition or proceeding is dismissed, bonded or discharged prior to such Purchase and within sixty (60) days of the filing of such petition or the commencement of such proceeding and (2) a Borrowing Base Deficiency (and any Unmatured Event of Default or Event of Default arising therefrom) shall not impair the obligations of the Purchaser to effect an otherwise permitted transfer, in accordance with Section 2.06 of the Loan and Servicing Agreement, to facilitate a cure of such Borrowing Base Deficiency (and any Unmatured Event of Default or Event of Default arising therefrom), so long as immediately after giving effect to such transfer and any other sale or transfer or other actions taken to cure such Borrowing Base Deficiency in accordance with Section 2.06 of the Loan and Servicing Agreement substantially contemporaneous therewith, such Borrowing Base Deficiency shall be cured.

Section 8.2. Remedies.

(a) If a Transferor Termination Event has occurred, the Purchaser (and its assignees) shall have, in addition to all other rights and remedies under this Agreement or otherwise, all of the rights and remedies provided to a secured creditor under the UCC of each applicable jurisdiction and other Applicable Law in respect thereto, which rights shall be cumulative, to the extent that the conveyance of the Sale Portfolio by the Transferor to the Purchaser as contemplated hereby is not treated for any purpose as a sale by the Transferor of such Sale Portfolio and instead is deemed to be a pledge of the Sale Portfolio by the Transferor to the Purchaser to secure a debt or other obligation of the Transferor, and the Sale Portfolio is held to continue to be property of the Transferor.

(b) If, notwithstanding the intent of the parties hereto, the conveyance of the Sale Portfolio is deemed to be a pledge thereof by the Transferor to the Purchaser to secure a debt or other obligation of the Transferor, the Transferor agrees that, upon the occurrence of a Transferor Termination Event, the Purchaser (and during the continuance an Event of Default, the Collateral Agent or the Administrative Agent) shall have the right to:

(i) require the Transferor to, and the Transferor hereby agrees that it will at the Transferor’s expense and upon request of the Purchaser (or during the continuance of an Event of Default, the Collateral Agent or the Administrative Agent) forthwith, assemble all or any part of the Sale Portfolio as directed by the Purchaser (or during the continuance of an Event of Default, the Collateral Agent or the Administrative Agent) and make the same available at a place to be designated by the Purchaser (or during the continuance of an Event of Default, the Collateral Agent or the Administrative Agent); and

(ii) without notice except as specified below, sell the Sale Portfolio or any part thereof in one or more parcels at a public or private sale, at any of the Purchaser’s (or during the continuance of an Event of Default, the Collateral Agent’s or the Administrative Agent’s) offices or elsewhere, for cash, or credit or for future delivery, and upon such other terms as the Purchaser (or during the continuance of an Event of Default, the Collateral Agent or the Administrative Agent) may deem commercially reasonable. The Transferor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to the Transferor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Purchaser, the Collateral Agent or the Administrative Agent shall not be obligated to make any sale of Sale Portfolio regardless of notice of sale having been given. The Purchaser, the Collateral Agent or the Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

Section 8.3. Survival of Certain Provisions.

Notwithstanding any provision contained herein to the contrary, the Transferor’s and the Purchaser’s representations, covenants and obligations set forth in Articles IV, V, VI, and VII, as applicable, create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Collection Date; provided, that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by the Transferor pursuant to ARTICLE III and ARTICLE IV and the provisions of Section 6.1 and Section 6.2, the rights and obligations under ARTICLE VII, the indemnification provisions of ARTICLE IX and the provisions of Section 5.1, Section 10.1, Section 10.7, Section 10.8, Section 10.9, Section 10.11, Section 10.12, Section 10.13 and Section 10.15 shall be continuing and shall survive any termination of this Agreement.

ARTICLE IX.

INDEMNIFICATION

Section 9.1. Indemnification by the Transferor.

(a) Except for Taxes (other than Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim) and without limiting any other rights which the Purchaser, any assignee of the Purchaser (including, without limitation, the Collateral Agent and the other Secured Parties) or any such Persons’ respective shareholders, officers, employees, agents, or Affiliates (each an “Indemnified Party”) may have hereunder or under Applicable Law, the Transferor hereby agrees to indemnify any Indemnified Party from and against any and all damages, losses, claims, liabilities and related reasonable and documented costs and expenses, including reasonable attorneys’ fees and disbursements (all of the foregoing, being collectively referred to as, “Indemnified Amounts”), awarded against or actually incurred by such Indemnified Party arising out of or in connection with any (i) acts or omissions of the Transferor constituting bad faith, gross negligence or willful misconduct on the part of the Transferor in connection with this Agreement, any transaction contemplated hereby or in connection with any Loan Asset repurchased under ARTICLE VI (including, without limitation, reasonable and documented expenses or fees in respect of such Loan Asset and costs and damages incurred by any Indemnified Party in connection with any violation by such Loan Asset of any Applicable Law), (ii) breach of any representation or warranty under this Agreement by the Transferor or (iii) failure by the Transferor to comply with any term, provision or covenant contained in this Agreement, excluding, however, any such amounts resulting from (x) any gross negligence, bad faith, fraud or willful misconduct on the part of the applicable Indemnified Party as determined in a court of competent jurisdiction by final non-appealable judgment, (y) the uncollectability of any Loan Asset due to the Obligor’s failure to pay any amounts due under the applicable loan agreement in accordance with its terms or (z) resulting from the performance of the Loan Assets (including without limitation any change in the market value of such Loan Asset) unless such loss resulting from the performance of such Loan Asset is due to the action or inaction of the Transferor arising in connection with any of the items described in sub-clauses (i), (ii) and (iii) above in this clause (a). In no case shall the Transferor be responsible for any Indemnified Party’s lost revenue or lost profits.

(b) Any Indemnified Amounts shall be paid by the Transferor to the Purchaser, for the benefit of the applicable Indemnified Party, within five (5) Business Days following receipt by the Transferor of the Administrative Agent’s or the Purchaser’s written demand therefor (and the Purchaser shall pay such amounts to the applicable Indemnified Party promptly after the receipt by the Purchaser of such amounts).

(c) If for any reason the indemnification provided above in this Section 9.1 is unavailable to the Indemnified Party or is insufficient to hold an Indemnified Party harmless in respect of any losses, claims, damages or liabilities, then the Transferor shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Transferor on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations provided, however, that the Transferor shall not be liable for any amount pursuant to this Section 9.1(c) except to the extent such losses, claims, damages or liabilities are the consequence of any acts or omissions of the Transferor arising out of or as a result of this Agreement excluding, however, any such amounts resulting from (x) any gross negligence, bad faith, fraud or willful misconduct on the part of the applicable Indemnified Party as determined in a court of competent jurisdiction by final non-appealable judgment or (y) the uncollectability of any Loan Asset due to the Obligor’s failure to pay any amounts due under the applicable loan agreement in accordance with its terms.

(d) If the Transferor has made any indemnity payments to the Purchaser, on behalf of an Indemnified Party pursuant to this Section 9.1 and such Indemnified Party thereafter collects any of such amounts from others, such Indemnified Party will promptly repay such amounts collected to the Transferor, without interest.

(e) The obligations of the Transferor under this Section 9.1 shall survive the resignation or removal of the Administrative Agent, the Lenders, the Collateral Agent, the Account Bank or the Collateral Custodian, the invalidity or unenforceability of any term or provision of this Agreement or any other Transaction Document, any investigation made by or on behalf of the Administrative Agent, the Collateral Agent, any Lender, the Purchaser, the Account Bank or the Collateral Custodian and the termination of this Agreement.

(f) Notwithstanding anything to the contrary contained herein, in no event shall the Transferor be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Transferor has been advised of the likelihood of such loss or damage and regardless of the form of action.

(g) Any indemnification pursuant to this Section 9.1 shall not be payable from the Sale Portfolio.

(h) For the avoidance of doubt, to the extent that the Transferor repurchases or substitutes any Loan Asset pursuant to ARTICLE VI, such repurchase or substitution shall constitute the sole recourse to the Transferor for any breach of the representations and warranties set forth in Section 4.2(a) or Section 4.2(b) in respect of such Loan Asset.

Section 9.2. Assignment of Indemnities.

The Transferor acknowledges that, pursuant to the Loan and Servicing Agreement, the Purchaser shall collaterally assign its rights of indemnity granted hereunder to the Collateral Agent, for the benefit of the Secured Parties. Upon the enforcement of such collateral assignment, (a) the Collateral Agent, for the benefit of the Secured Parties, shall have all rights of the Purchaser hereunder and may in turn collaterally assign such rights, and (b) the obligations of the Transferor under this ARTICLE IX shall inure to the Collateral Agent, for the benefit of the Secured Parties. The Transferor agrees that, upon the enforcement of such collateral assignment, the Collateral Agent, for the benefit of the Secured Parties, may enforce directly, without joinder of the Purchaser, the indemnities set forth in this ARTICLE IX.

ARTICLE X.

MISCELLANEOUS

Section 10.1. Limitation on Liability. No claim may be made by the Transferor or any other Person against the Lender, the Collateral Agent, the Collateral Custodian, the Administrative Agent or any other Secured Party or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and the Transferor hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

No claim may be made by the Purchaser, any Lender, the Collateral Agent, the Collateral Custodian, the Administrative Agent or any other Secured Party or any other Person against the Transferor or its Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and the Purchaser, each Lender, the Collateral Agent, the Collateral Custodian, the Administrative Agent and each other Secured Party hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

Section 10.2. Amendments; Limited Agency. Except as provided in this Section 10.2, no amendment, waiver or other modification of any provision of this Agreement shall be effective unless signed by the Purchaser and the Transferor and consented to in writing by the Administrative Agent, the Required Lenders and the Collateral Agent.

Section 10.3. Waivers; Cumulative Remedies. No failure or delay on the part of the Purchaser (or any assignee thereof) or the Transferor, in exercising any power, right, privilege or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right, privilege or remedy preclude any other or future exercise thereof or the exercise of any other power, right, privilege or remedy. The powers, rights, privileges and remedies herein provided are cumulative and not exhaustive of any powers, rights, privileges and remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which it is given.

Section 10.4. Notices. All demands, notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which shall include communication by e-mail in portable document format (.pdf)) and faxed, e-mailed or delivered, to each party hereto, at its address set forth under its name below or at such other address as shall be designated by such party in a written notice to the other parties hereto:

If to Purchaser:

Mallard Funding LLC

c/o Apollo Debt Solutions BDC

3 Bryant Park

New York, New York 10036

Attention: Amit Joshi

Telephone: (917) 286-5698

E-mail: ajoshi@apollo.com

If to Transferor:

Apollo Debt Solutions BDC

3 Bryant Park

New York, New York 10036

Attention: Amit Joshi

Telephone: (917) 286-5698

E-mail: ajoshi@apollo.com

Notices and communications by e-mail shall be effective when sent, and notices and communications sent by other means shall be effective when received.

Section 10.5. Merger and Integration. Except as specifically stated otherwise herein, this Agreement, the Loan and Servicing Agreement and the other Transaction Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement, the Loan and Servicing Agreement and the Transaction Documents. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

Section 10.6. Severability of Provisions. If any one or more of the covenants, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, provisions or terms shall be deemed severable from the remaining covenants, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 10.7. GOVERNING LAW; JURY WAIVER. THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.

Section 10.8. Consent to Jurisdiction; Service of Process.

(a) Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in the Borough of Manhattan in New York City in any action or proceeding arising out of or relating to this Agreement, and each party hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. The parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b) Each of the Transferor and the Purchaser agrees that service of process may be effected by mailing a copy thereof by registered or certified mail, postage prepaid, to the Transferor or the Purchaser, as applicable, at its address specified in Section 10.4. Nothing in this Section 10.8 shall affect the right of the Transferor or the Purchaser to serve legal process in any other manner permitted by law.

Section 10.9. Costs, Expenses and Taxes.

(a) Except as otherwise expressly set forth herein and subject to the rights of indemnification granted to the Indemnified Parties thereof under ARTICLE IX hereof, each party hereto shall bear its own costs and expenses incurred in connection with this Agreement.

(b) The Transferor shall pay on demand any and all stamp, sales, excise and other taxes and fees payable or determined to be payable to any Governmental Authority in connection with the execution, delivery, filing and recording of this Agreement and the other documents to be delivered hereunder.

Section 10.10. Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by e-mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 10.11. Bankruptcy Non-Petition and Limited Recourse; Claims. The Transferor hereby agrees that it will not institute against, or join any other Person in instituting against, the Purchaser any Bankruptcy Proceeding so long as there shall not have elapsed one (1) year (or such longer preference period as shall then be in effect) and one day since the Collection Date. The Transferor hereby acknowledges that (i) the Purchaser has no assets other than the Sale Portfolio, all other Collateral and any amounts on deposit in the Controlled Accounts and rights and interests in the Transaction Documents and rights incidental thereto, (ii) the Purchaser shall, immediately upon Purchase hereunder, grant a security interest in the Sale Portfolio to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Loan and Servicing Agreement, and (iii) Available Collections generated by the Sale Portfolio will be applied to payment of the Purchaser’s obligations under the Loan and Servicing Agreement. In addition, the Transferor shall have no recourse for any amounts payable or any other obligations arising under this Agreement against any officer, member, director, employee, partner, Affiliate or security holder of the Purchaser or any of its successors or assigns.

The provisions of this Section 10.11 are a material inducement for the Purchaser to enter into this Agreement and the transactions contemplated hereby and for the Administrative Agent and the Secured Parties to enter into the Loan and Servicing Agreement and the transactions contemplated thereby and are an essential term hereof. The Purchaser may seek and obtain specific performance of such provisions (including injunctive relief), including, without limitation, in any bankruptcy, reorganization, arrangement, winding-up, insolvency, moratorium or liquidation proceedings, or other proceedings under United States federal or state bankruptcy laws or any similar laws.

Section 10.12. Binding Effect; Assignability.

(a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(b) Notwithstanding anything to the contrary contained herein, this Agreement may not be assigned by the Purchaser or the Transferor except as permitted by this Section 10.12 or the Loan and Servicing Agreement. Simultaneously with the execution and delivery of this Agreement, the Purchaser will assign all of its right, title and interest in this Agreement to the Collateral Agent, for the benefit of the Secured Parties, to which assignment the Transferor hereby expressly consents. Upon assignment, the Transferor agrees to perform its obligations hereunder for the benefit of the Collateral Agent, for the benefit of the Secured Parties, under the Loan and Servicing Agreement and the Collateral Agent, in such capacity, shall be a third party beneficiary hereof. The Collateral Agent, for the benefit of the Secured Parties, under the Loan and Servicing Agreement upon such assignment may enforce the provisions of this Agreement, exercise the rights of the Purchaser and enforce the obligations of the Transferor hereunder without joinder of the Purchaser.

(c) The Administrative Agent, the Lender, the Collateral Custodian, the Collateral Agent and the other Secured Parties shall be third-party beneficiaries of this Agreement.

Section 10.13. Waiver of Setoff.

(a) The Transferor’s obligations under this Agreement shall not be affected by any right of setoff, counterclaim, recoupment, defense or other right the Transferor might have hereunder against the Purchaser, the Administrative Agent, the Lender, the Collateral Agent, the Collateral Custodian, the other Secured Parties or any assignee of such Persons, all of which rights are hereby waived by the Transferor.

(b) The Purchaser shall have the right to set-off against the Transferor any amounts to which the Transferor may be entitled hereunder and to apply such amounts to any claims the Purchaser may have against the Transferor from time to time under this Agreement. Upon any such set-off, the Purchaser shall give notice of the amount thereof and the reasons therefor to the Transferor.

Section 10.14. Headings and Exhibits. The headings herein are for purposes of references only and shall not otherwise affect the meaning or interpretation of any provision hereof. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

Section 10.15. Subordination. The Transferor hereby agrees that all obligations and indebtedness of the Purchaser owed to the Transferor hereunder shall be subordinate in right of payment to the prior payment of any indebtedness or obligation of the Purchaser owing to the Lender, the Collateral Agent, the Collateral Custodian, the Administrative Agent or any other Secured Party under the Loan and Servicing Agreement.

[Signature pages to follow.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

PURCHASER:

MALLARD FUNDING LLC

By: Apollo Debt Solutions BDC, its sole member

By:	/s/ Joseph Glatt
Name:	Joseph Glatt
Title:	Secretary

TRANSFEROR:

APOLLO DEBT SOLUTIONS BDC

By:	/s/ Joseph Glatt
Name:	Joseph Glatt
Title:	Secretary

[Signature Page to Purchase and Sale Agreement]

SCHEDULE I

SALE PORTFOLIO LIST

(See Attached)

EXHIBIT A

FORM OF LOAN ASSET ASSIGNMENT

LOAN ASSET ASSIGNMENT NO._____, dated as of______________, from APOLLO DEBT SOLUTIONS BDC (the “Transferor”) to MALLARD FUNDING LLC (the “Purchaser”).

(A) We refer to the Purchase and Sale Agreement, dated as of January 7, 2022 (such agreement as amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof, the “Agreement”), by and between the Transferor and the Purchaser.

(B) Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Agreement unless otherwise defined herein.

“Cut-Off Date” shall mean, with respect to the Loan Assets designated hereby, ________________, ______.

(C) Designation of Loan Assets. Transferor delivers herewith a computer file list containing a true and complete list of the Loan Assets Sold and assigned hereunder, identified by account number, Obligor and Outstanding Balance as of the Cut-Off Date. Such computer file shall be as of the date of this Loan Asset Assignment incorporated into and made part of this Loan Asset Assignment and is marked as Schedule I hereto.

(D) Transfer and Sale of Loan Assets. The Transferor does hereby Sell to the Purchaser, and the Purchaser hereby Purchases and takes from the Transferor, all right, title and interest of the Transferor (whether now owned or hereafter acquired) in the property identified in clauses (i) - (iii) below and all accounts, cash and currency, chattel paper, tangible chattel paper, electronic chattel paper, copyrights, copyright licenses, equipment, fixtures, contract rights, general intangibles (including payment intangibles), instruments, certificates of deposit, certificated securities, uncertificated securities, financial assets, securities entitlements, commercial tort claims, deposit accounts, inventory, investment property, letter-of-credit rights, software, supporting obligations, accessions, and other property consisting of, arising out of, or related to any of the following, property, whether now owned or existing or hereafter created, arising or acquired and wherever located (in each case excluding the Retained Interest and the Excluded Amounts) (the “Sale Portfolio”):

(i) the Loan Assets that are identified by the Transferor as of the Cut-Off Date, which are listed on Schedule I, together with all monies due or to become due in payment under such Loan Assets on and after the related Cut-Off Date, including, but not limited to, all Available Collections;

(ii) the Related Assets with respect to the Loan Assets referred to in clause (i); and

(iii) all income and Proceeds of the foregoing.

Exhibit A-1

(E) Further Obligations. This Loan Asset Assignment is made without recourse but on the terms and subject to the conditions set forth in the Transaction Documents to which the Transferor is a party. The Transferor acknowledges and agrees that the Purchaser is accepting this Loan Asset Assignment in reliance or the representations, warranties and covenants of the Transferor contained in the Transaction Documents to which the Transferor is a party. The Transferor and the Purchaser (1) shall have caused the Purchaser to become the lender of record under the Loan Assets by executing any assignment or novation instruments contemplated by each such relevant Underlying Instrument and performing any other actions which the related Obligor or administrative agent in respect of each such Loan Asset may require and (2) shall have delivered to the Administrative Agent and the Collateral Agent all documents evidencing each such assignment or novation no later than 2:00 p.m. one (1) Business Day prior to the date such Loan Asset is transferred from the Transferor to the Purchaser.

(F) Ratification of the Agreement. The Agreement is hereby ratified, and all references to the “Purchase and Sale Agreement,” to “this Agreement” and “herein” shall be deemed to be a reference to the Agreement as supplemented by this Loan Asset Assignment. Except as expressly amended hereby, all the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be, and shall, remain, in full force and effect in accordance with its terms and except as expressly provided herein, this Loan Asset Assignment shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Agreement.

(G) Security Interest. It is the express intent of the parties hereto that the Sale of the Loan Assets by the Transferor to the Purchaser hereunder be, and be treated for all purposes (other than tax and accounting purposes) as an absolute sale by the Transferor (free and clear of any Lien, security interest, charge or encumbrance other than Permitted Liens) of such Loan Assets. It is, further, not the intention of the parties that such Sale be deemed a pledge of such Loan Assets by the Transferor to the Purchaser to secure a debt or other obligation of the Transferor. However, in the event that, notwithstanding the intent of the parties, such Loan Assets are held to continue to be property of the Transferor, then the parties hereto agree that: (i) the Agreement shall also be deemed to be, and hereby is, a “security agreement” within the meaning of Article 9 of the UCC; (ii) the transfer of the Loan Assets provided for hereunder shall be deemed to be a grant by the Transferor to the Purchaser of a first priority security interest (subject only to Permitted Liens) in all of the Transferor’s right, title and interest in and to such Loan Assets and all amounts payable to the holders of such Loan Assets in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts from time to time held or invested in the Controlled Accounts, whether in the form of cash, instruments, securities or other property, to secure the prompt and complete payment of a loan deemed to have been made in an amount equal to the aggregate Purchase Price of the Loan Assets together with all of the other obligations of the Transferor hereunder; (iii) the possession by the Purchaser (or the Collateral Custodian on behalf of the Collateral Agent, for the benefit of the Secured Parties) of such Loan Assets and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be, subject to clause (iv), for purposes of perfecting the security interest pursuant to the UCC; and (iv) acknowledgements from Persons holding such property shall be deemed acknowledgements from custodians, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under Applicable Law. The parties further agree in such event that any

Exhibit A-2

assignment of the interest of the Purchaser pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created pursuant to the terms of the Agreement. The Purchaser shall, to the extent consistent with the Agreement and the other Transaction Documents, take such actions as may be necessary to ensure that, if the Agreement were deemed to create a security interest in such Loan Assets, such security interest would be deemed to be a perfected security interest of first priority (subject only to Permitted Liens) under Applicable Law and will be maintained as such throughout the term of the Agreement. The Purchaser shall have, in addition to the rights and remedies which it may have under the Agreement, all other rights and remedies provided to a secured creditor under the UCC and other Applicable Law, which rights and remedies shall be cumulative.

(H) GOVERNING LAW. THIS LOAN ASSET ASSIGNMENT NO. _______ SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[Remainder of Page Intentionally Left Blank]

Exhibit A-3

IN WITNESS WHEREOF, the undersigned have caused this Loan Asset Assignment to be executed by a duly authorized officer as of the date first above written.

PURCHASER:

MALLARD FUNDING LLC

By:
Name: Glenn R. August
Title: Managing Member

TRANSFEROR:

APOLLO DEBT SOLUTIONS BDC

By:
Name:
Title:

Exhibit A-4

SCHEDULE I TO EXHIBIT A

SEE ATTACHED

EXHIBIT B

FORM OF POWER OF ATTORNEY

APOLLO DEBT SOLUTIONS BDC

[ • ], 20[ • ]

This Power of Attorney is executed and delivered by Apollo Debt Solutions BDC, as the Transferor, under the Purchase and Sale Agreement (each as defined below), to Mallard Funding LLC, as the Purchaser (together with its successors and assigns in such capacity, the “Attorney”), pursuant to that certain Purchase and Sale Agreement, dated as of January 7, 2022 (as amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof, the “Purchase and Sale Agreement”), by and between Apollo Debt Solutions BDC, as the seller (together with its successors and assigns in such capacity, the “Transferor”), and Mallard Funding LLC, as the purchaser (together with its successors and assigns in such capacity, the “Purchaser”). Capitalized terms used but not defined herein shall have the meanings provided in the Purchase and Sale Agreement.

No Person to whom this Power of Attorney is presented, as authority for the Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from the Transferor as to the authority of the Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to the Attorney unconditionally the authority to take and perform the actions contemplated herein, and the Transferor irrevocably waives any right to commence any suit or action, in law or equity, against any Person or entity that acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest and may not be revoked or canceled by the Transferor until all obligations of the Purchaser under the Transaction Documents have been indefeasibly paid in full (other than indemnification obligations and other contingent obligations not then due and payable) and the Attorney has provided its written consent thereto.

Apollo Debt Solutions BDC, hereby irrevocably constitutes and appoints the Attorney (and all officers, employees or agents designated by the Attorney), as its attorney-in-fact to act on behalf of the Transferor solely (i) to file UCC financing statements on behalf of the Transferor, as debtor, necessary or desirable in the Purchaser’s, the Collateral Agent’s or the Administrative Agent’s sole discretion to perfect and to maintain the perfection and priority of the interest of the Purchaser or the Collateral Agent, for the benefit of the Secured Parties, in the Sale Portfolio and (ii) to file a carbon, photographic or other reproduction of the Purchase and Sale Agreement or any UCC financing statement with respect to the Sale Portfolio as a UCC financing statement in such offices as the Purchaser, the Administrative Agent or the Collateral Agent, for the benefit of the Secured Parties, in their sole discretion deem necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Purchaser or the Collateral Agent in the Sale Portfolio. This appointment is coupled with an interest and is irrevocable. Notwithstanding anything herein to the contrary, the authority granted hereunder to the Attorney is limited to actions that the Purchaser is permitted to take in accordance with the terms of the Purchase and Sale Agreement. The Transferor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof.

Exhibit B-1

[Reminder of Page Left Intentionally Blank]

Exhibit B-2

IN WITNESS WHEREOF, this Power of Attorney is executed by the Transferor as of the date set forth above.

APOLLO DEBT SOLUTIONS BDC

By:
Name:
Title:

Sworn to and subscribed before me this [ • ] __, 20[ • ]:

Notary Public

Exhibit B-3